As filed with the Securities and Exchange Commission on October 16, 1995

                                            Securities Act File No. 2-94935
                      Investment Company File No. 811-4179


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549


                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

               Pre-Effective Amendment No.  ____                 [ ]

               Post-Effective Amendment No.  19                  [X]

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                             Amendment No. 21


                           CORTLAND TRUST, INC.
            (Exact Name of Registrant as Specified in Charter)

                             600 Fifth Avenue
                         New York, New York  10020
            (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, including Area Code:    (212) 830-5220

                              STEVEN W. DUFF
                         c/o Cortland Trust, Inc.
                             600 Fifth Avenue
                         New York, New York  10020
                  (Name and Address of Agent for Service)

                    Copy to:  Jules Buchwald, Esq.
                Kramer, Levin, Naftalis, Nessen, Kamin & Frankel
                              919 Third Avenue
                              New York, N.Y. 10022

     It is proposed that this filing will become effective (check appropriate box):

          [ ] immediately upon filing pursuant to paragraph (b) [ ] on (date) pursuant to paragraph (b) [ ] 60 days after filing pursuant to paragraph (a) [X] on November 15, 1995 pursuant to paragraph (a) of Rule 485.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder, and the Registrant filed a Rule 24f-2 Notice for its fiscal year ended March 31, 1995 on May 26, 1995.

                    Registration Statement on Form N-1A

                           CROSS REFERENCE SHEET
                       [as required by Rule 404 (c)]


PART A                                               Location in Prospectus
Item No.                                             (Caption)


                       LIVE OAK MONEY MARKET SHARES
                    Live Oak General Money Market Fund
                       Live Oak U.S. Government Fund
                   Live Oak Municipal Money Market Fund

1.   Cover Page                                   Cover Page

2.   Synopsis                                     Table of Fees and Expenses

3.   Condensed Financial Information              Not Applicable

4.   General Description of Registrant            Investment Programs; General
                                                  Information

5.   Management of the Fund                       Management

5a.  Management Discussion of Fund Performance    Not Applicable

6.   Capital Stock and Other Securities           Dividends and Taxes;
                                                  General Information

7.   Purchase of Securities Being Offered         How to Purchase Shares

8.   Redemption or Repurchase                     How to Redeem Shares

9.   Pending Legal Proceedings                    Not Applicable

PART B                                       Caption in Statement of
Item No.                                     Additional Information


10.  Cover Page                                   Cover Page

11.  Table of Contents                            Cover Page

12.  General Information and History              General Information
                                                  about the Company

13.  Investment Objectives and Policies           Investment Programs and
                                                  Restrictions

14.  Management of the Fund                       Manager and
                                                  Investment Advisor

15.  Control Persons and Holder of Securities     Distributor and
                                                  Plans of Distribution

16.  Investment Advisory and Other Services       Manager and
                                                  Investment Advisor

17.  Brokerage Allocation and Other Practices     Portfolio Transactions

18.  Capital Stock and Other Securities           General Information
                                                  about the Company

19.  Purchase, Redemption and Pricing
       of Securities Being Offered                Share Purchases and
                                                  Redemptions

20.  Tax Status                                   Dividends and Tax Matters

21.  Underwriters                                 Distributor and
                                                  Plans of Distribution

22.  Calculation of Performance Data              Yield Information

23.  Financial Statements                         Not Applicable

LIVE OAK SHARES                               600 FIFTH AVENUE
                                              NEW YORK, NY 10020
                                              (212) 830-5280




PROSPECTUS
November ___, 1995


The Company, Cortland Trust, Inc. is an open-end, diversified money market fund designed as a cash management service for institutional customers and individuals. The Company consists of three portfolios (collectively, the "Portfolios"). This Prospectus relates exclusively to the Live Oak classes (the "Live Oak Shares") of the Portfolios (collectively, the "Funds"). The Live Oak General Money Market Fund and the Live Oak U.S. Government Fund seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Live Oak Municipal Money Market Fund seeks to provide as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity. Each Fund invests in high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities. Investors may purchase shares of any or all of the Company's three Funds:


      Live Oak General Money Market Fund ("Live Oak General Fund"): a portfolio of securities and instruments issued or guaranteed by the United States Government, its agencies or instrumentalities, bank instruments and corporate commercial instruments.

      Live Oak U.S. Government Fund ("Live Oak Government Fund"): a portfolio of securities and instruments issued or backed by the full faith and credit of the United States Government and repurchase agreements collateralized by U.S. Government obligations.

      Live Oak Municipal Money Market Fund ("Live Oak Municipal Fund"): a portfolio of obligations issued by states, territories and possessions of the United States and their political subdivisions, public authorities and other entities authorized to issue debt, the interest on which is exempt from federal income taxes.

Shares of the Funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that each Fund will be able to maintain a stable net asset value of $1.00 per share or that each Fund's investment objective will be achieved. See "Investment Programs."

Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Shares of the Funds are part of an integrated cash management service, the Key Account. A description of the Key Account features and certain information concerning the component parts of the Key Account program may be obtained from Interstate/Johnson Lane.

This Prospectus sets forth basic information that investors should know about the Company prior to investing and should be read and retained for future reference. A Statement of Additional Information relating to the Company dated November___, 1995 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. It is available upon request and without charge by writing or calling the Company at 600 Fifth Avenue, New York, New York 10020 (212) 830-5280.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                        TABLE OF FEES AND EXPENSES



For a better understanding of the expenses you will incur when investing in a Fund offered pursuant to this Prospectus, a summary of estimated expenses is set forth below:

                                 Live Oak        Live Oak      Live Oak
                                 General        Government     Municipal
                                   Fund            Fund          Fund

Shareholder Transaction Expenses
  Maximum Sales Load Imposed on
  Purchase (as a percentage of
  offering price). . . . . . . .   None            None          None

Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price).   None            None          None

Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable) . . . . . . . .   None            None          None

Redemption Fees (as a percentage
  of amount redeemed, if
  applicable) . . . . . . . . . .  None            None          None

Exchange Fee . . . . . . . . . . . None            None          None


Annual Fund Operating Expenses
(as a percentage of average net assets)

  Management Fees  . . . . . . . . 0.77%           0.77%         0.77%

  12b-1 Fees . . . . . . . . . . . 0.20%           0.20%         0.20%

  Other Expenses . . . . . . . . . 0.03%           0.03%         0.03%

  Total Fund Operating Expenses  . 1.00%           1.00%         1.00%


Example
  You would pay the following expenses
  on a $1,000 investment assuming a 5%
  annual return:

  1 year . . . . . . . . . . . . . $ 10            $ 10          $ 10

  3 years. . . . . . . . . . . . . $ 32            $ 32          $ 32

  5 years. . . . . . . . . . . . . $ 55            $ 55          $ 55

  10 years . . . . . . . . . . . . $122            $122          $122


The above table of fees and expenses is provided to assist you in understanding the various costs and expenses that you will bear directly and indirectly. (For more complete descriptions of the various costs and expenses, including fees waived by the Company's Manager, see "Management.") The expenses and example appearing in the preceding table reflect current management fees and operating expenses for each Portfolio of the Company. The example shown in the table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

HOW TO PURCHASE SHARES

General Information on Purchases

Shares of each Fund may be purchased through Interstate/Johnson Lane, 121 West Trade Street, Charlotte, North Carolina 28201. Orders for purchase of shares are accepted only on a "business day of the Company" which means any day on which both the New York Stock Exchange and Investors Fiduciary Trust Company (the "Custodian"), the Company's custodian, are open for business. It is expected that the New York Stock Exchange and/or the Custodian will be closed on Saturdays and Sundays, New Year's Day, Martin Luther King, Jr.'s Birthday,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas. The minimum initial purchase made directly through the Company may be as low as $1,000 and subsequent purchases will be accepted in any amount.


An order to purchase Fund shares is effective only when it is received in proper form and payment in the form of Federal Funds (member bank deposits with the Federal Reserve Bank) is received by the Company for investment. The Company reserves the right to reject any order for the purchase of shares. Fund shares are purchased or exchanged at the net asset value next determined after acceptance of the order. Net asset value is normally determined at 12 noon and 4:15 p.m. Eastern time on each business day of the Company. Because the Company uses the amortized cost method of valuing the securities held by each Fund and rounds each Fund's per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of each Fund will remain constant at $1.00 per share. However, the Company makes no assurance that it can maintain a $1.00 net asset value per share. In order to earn dividends the next day, purchase orders must be received before 4:15 p.m. Eastern time; otherwise, the purchase of shares will occur the following business day. Payments transmitted by check are normally converted into Federal Funds within two business days and are accepted subject to collection at full face amount. The Company will not issue share certificates but will record investor holdings on the books of the Company in noncertificate form and regularly advise the shareholder of his ownership position.


There is no sales charge to the investor on Fund purchases placed directly with the Company. However, the costs of distributing Fund shares are borne in part by the Company and in part by Reich & Tang Asset Management L.P. (the "Manager").

Purchases may be made by following the procedures specified below. If these purchase procedures are not followed, the processing of orders may be delayed.

Purchases Through Interstate/Johnson Lane

Investors may submit their initial and subsequent investments directly through Interstate/Johnson Lane. For an initial investment, investors should submit payment and, if required, a completed Investor Application to Interstate/Johnson Lane, who will transmit such payment to the Company on behalf of the investor and supply the Company with required account information. Investors may have their "free-credit" cash balances automatically invested in Fund shares on a daily basis depending upon which Fund has been designated by the investor as the primary Fund for his account. Automatic purchases and redemptions of Fund shares are treated on the same basis as direct purchases and redemptions from the Company. "Free-credit" cash balances begin to earn dividends on the first day following the date that the share purchase or exchange order is effected and through the date that a redemption order is effected. For further information and for details concerning the automatic purchase and redemption of Fund shares, contact Interstate/Johnson Lane. The Company is not responsible for any delay caused by Interstate/Johnson Lane in forwarding an order to the Company. Interstate/Johnson Lane has a responsibility to transmit orders promptly.


Purchases From the Company

You may purchase Fund shares by wire and by mail. The Company will only accept direct orders from investors through the Distributor or through Interstate/Johnson Lane. The initial purchase must be accompanied by a completed Investor Application available from the Distributor or from Interstate/Johnson Lane.

Initial Purchase of Shares

Mail

Investors may send a check made payable to "Reich & Tang Mutual Funds Group" along with a completed subscription order form to :

     Mutual Funds Group
     P.O. Box 16815
     Newark, NJ 07101

Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member bank of the Federal Reserve System can normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a nonmember bank may take substantially longer to convert into Federal Funds and to be invested in Fund shares. An investor's subscription will not be accepted until the Fund receives Federal Funds.


Bank Wire

To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor should first obtain a new account number from Interstate/Johnson Lane and then instruct a member commercial bank to wire money immediately to:

     Investors Fiduciary Trust Company
     ABA# 101003621
     Reich & Tang Services
     DDA# 890752-954-6

The investor should then promptly complete and mail the subscription order form.

An investor planning to wire funds should instruct his bank to wire before 12 noon, New York City time, on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 12 noon, New York City time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Personal Delivery

Deliver a check made payable to "Reich & Tang Mutual Funds Group" along with a completed subscription order form to:

     Reich & Tang Services
     600 Fifth Avenue, 9th Floor
     New York, New York  10020

Subsequent Purchases of Shares

There is a $50 minimum for each subsequent purchase. All payments should clearly indicate the shareholder's account number. Provided that the information on the subscription order form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new subscription order form at any time during the year the shareholder's account is closed or during the following calendar year.

Subsequent purchases can be made either by bank wire or by personal delivery, as indicated above or by mailing a check to the Fund's transfer agent at:

     Mutual Funds Group
     P.O. Box 16815
     Newark, New Jersey  07101-6815

Electronic Funds Transfers (EFT)
and Direct Deposit Privilege

You may purchase Fund shares (minimum of $50) by having salary, dividend payments, interest payments or any other payments designated by you, or by having federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your account. You may deposit as much of such payments as you elect. To enroll in this program, you must file with the Company a completed EFT Application and/or a Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained from Interstate/Johnson Lane or the Company. Death or legal incapacity will terminate your participation in the Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Further, the Company may terminate your participation upon 30 days' notice to you.


HOW TO REDEEM SHARES

You may redeem your shares, in whole or in part, on any day on which the Fund's net asset value is calculated. Shares are redeemed at the net asset value next determined after receipt of proper notice of redemption. If you redeem all of your shares, you will receive payment of all dividends declared but unpaid through the date of redemption. If you redeem only a portion of the shares in your account, the dividends declared but unpaid on the shares redeemed will not be distributed to you until the next regular dividend payment date. If your redemption order is received prior to 12 noon Eastern time, the redemption will be effective on that day and the Company will endeavor to transmit payment that same business day. If the notice of redemption is received after 12 noon and prior to 4:15 p.m. Eastern time, the redemption will be at the 4:15 p.m. net asset value and payment will be made on the next business day.

Some of the redemption procedures described below may require you to complete and file an authorization form in advance. If purchases are made by check, redemption of those shares by wire, by check redemption or by telephone are restricted for fifteen calendar days following the purchase of shares. Under certain circumstances the Company may redeem accounts of less than $500 or impose a monthly service charge of not more than $10 on such accounts.

Redemptions Through Interstate/Johnson Lane

Shareholders may redeem shares by instructing Interstate/Johnson Lane to effect their redemption transactions. Interstate/Johnson Lane will transmit the required redemption information to the Company and the proceeds from that redemption will be transmitted to Interstate/Johnson Lane for the account of the shareholder. Interstate/Johnson Lane may impose redemption minimums, service fees or other requirements. Interstate/Johnson Lane has a responsibility to transmit redemption requests promptly.

Redemptions by Check

Shareholders may use checks to effect redemptions. The standard checking allows checks to be drawn in any amount of $250 or more. Checks drawn in amounts of less than $250 may be returned to the payee or a $15 fee will be imposed for such checks paid.

Shareholders may elect to establish a Key Account. A Key Account provides draft checking services which is part of a range of cash management services provided by the Manager and/or its affiliates. The account entitles shareholders to write checks in any amount that will clear through an agent bank. Shareholders who are interested in participating in the Key Account program should consider the information available from Interstate/Johnson Lane with respect to the Key Account, including the fees related thereto.

The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause the Company to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Checks drawn on insufficient funds will be returned to the payee and a fee (currently $16) will be imposed. Additionally, a fee (currently $20) will be imposed for stop payment orders.


Preauthorized Redemptions


Shareholders may make preauthorized redemptions by contacting the Company by:

(a)  calling (212) 830-5280 if calling from New Jersey, Alaska or Hawaii or

(b) calling toll free at (800) 433-1918 if calling from elsewhere in the continental United States or

(c) sending a telegram or letter to Reich & Tang, 600 Fifth Avenue, New York, New York 10020

and have the proceeds mailed or wired only to Interstate/Johnson Lane or a previously designated bank account if (a) shares were paid for in Federal Funds or were purchased by check and have been on the Company's books at least fifteen calendar days and (b) a telephone redemption authorization included in the Investor Application is on file with the Company before the redemption request is placed. This authorization requires designation of a brokerage or bank account to which the redemption payment is to be sent. The proceeds will not be mailed or wired to other than the designated account. Redemptions of $10,000 or more will be sent by bank wire if requested. Smaller amounts will normally be mailed to the designated account.

The Company will employ procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. The failure by the Company to employ such procedures may cause the Company to be liable for any losses incurred by investors due to telephone redemptions based upon unauthorized or fraudulent instructions.


Redemptions by Letter of Instruction

Shareholders may redeem shares by a letter of instruction sent directly to Reich & Tang Services, 600 Fifth Avenue, New York, New York 10020, containing:

(a)  your Interstate/Johnson Lane account number

(b)  your redemption Fund choice

(c)  your name and telephone number

(d) the dollar amount or number of shares to be redeemed or a statement that all shares in the account are to be redeemed

(e) payment instructions (normally redemption proceeds will be mailed to the shareholder's address as registered with the Company)

(f)  signature(s) of the registered shareholder(s)

(g) signature(s) guaranteed stamped under the signature and signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Company's standards and procedures.

The proceeds of redemption are sent to the shareholder's bank or the shareholder's address as it appears in the Company's records. In order to change such designation, the shareholder must submit a written notification to the Company with the signature guarantee(s) described above.


Exchanges

Shares of each Fund may be exchanged at net asset value for shares of any of the other Funds without charge by instructions to Interstate/Johnson Lane or by mail. The value of the shares being exchanged must meet the minimum initial investment requirements of the Fund. Mail exchange orders should be addressed and sent as shown under the heading "Redemptions by Letter of Instruction" and must contain:

    your Interstate/Johnson Lane account number

    your name and telephone number

    the amount of shares to be exchanged (or, if all shares are to be exchanged, a statement to this effect)

    the Fund shares to be exchanged

    the Fund shares to be acquired

    any change in dividend election

INVESTMENT PROGRAMS

Investment Objectives

The Live Oak General Fund and the Live Oak Government Fund seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The Municipal Fund seeks to provide as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and liquidity. For purposes of this Prospectus and the Statement of Additional Information, interest which is "tax-exempt" or "exempt" from federal income tax means interest which is excluded from gross income for federal income tax purposes, but which may constitute an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders. The investment objectives of each Fund are fundamental policies, which may not be changed without the approval of the shareholders of the respective Funds.

Investment Policies

Each Fund invests only in U.S. dollar-denominated securities which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The NRSROs currently rating instruments of the type one or more of the Funds may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc. (See the Statement of Additional Information for information with respect to rating criteria for each NRSRO.)

Investments in rated securities not rated in the highest category by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Directors to be comparable to those rated in the highest category, will be limited to 5% of a Fund's total assets, with the investment in any such issuer being limited to not more than the greater of 1% of a Fund's total assets or $1 million. A Fund may invest in obligations issued or guaranteed by the U.S. Government without any such limitation.

Each Fund invests in such high quality debt obligations with relatively short maturities. Each Fund seeks to achieve its objective by investing in different types of securities, as described below. Unless otherwise stated, the investment policies and restrictions set forth below and in the Statement of Additional Information are not fundamental policies, and may be changed by the Board of Directors, with notice to shareholders.

Government Fund

The Government Fund endeavors to achieve its objective by investing at least 65% of its assets in short-term "U.S. Government Obligations." U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. Government, e.g., obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration; in other cases payment of interest and principal is not guaranteed, e.g., obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank. The Government Fund will invest in Agencies which are not guaranteed or backed by the full faith and credit of the U.S. Government only when the Fund's Board of Directors is satisfied that the credit risk with respect to a particular agency or instrumentality is minimal.

Live Oak General Fund

The Live Oak General Fund seeks to achieve its objective by investing at least 80% of its assets in U.S. Government Obligations, as defined above, in bank instruments, in trust instruments, in corporate commercial instruments and in other corporate instruments maturing in thirteen months or less (collectively, "Money Market Obligations").


The Live Oak General Fund may invest in bank instruments, which consist mainly of certificates of deposit, bankers' acceptances and time deposits. The Live Oak General Fund may also invest in corporate instruments supported by bank letters of credit. The Live Oak General Fund generally limits investments in bank instruments to (a) those which are fully insured as to principal by the FDIC or
(b) those issued by banks which at the date of their latest public reporting have total assets in excess of $1.5 billion. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may invest in bank instruments issued by institutions which the Board of Directors believes present minimal credit risk.


The Live Oak General Fund may invest up to 100% of its assets in obligations issued by banks, and up to 10% of its assets in obligations issued by any one bank, subject to the provisions of Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act"). If the bank is a domestic bank, it must be a member of the FDIC. The Live Oak General Fund may invest in U.S. dollar-denominated obligations issued by foreign branches of domestic banks or foreign branches of foreign banks ("Eurodollar" obligations) and domestic branches of foreign banks ("Yankee dollar" obligations). The Live Oak General Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 25% of its total assets at the time of purchase, provided that there is no limitation upon the Live Oak General Fund investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch fails to pay on the Eurodollar obligation for any reason; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Live Oak General Fund will limit its purchases of time deposits to those which mature in seven days or less, and will limit its purchases of time deposits maturing in two to seven days to 10% of such Fund's total assets at the time of purchase.

Eurodollar, Yankee dollar and other foreign obligations involve special investment risks, including the possibility that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable domestic obligations of domestic issuers, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal of and interest on those obligations, that the selection of foreign obligations may be more difficult because there may be less information publicly available concerning foreign issuers, that there may be difficulties in enforcing a judgment against a foreign issuer or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign issuers may differ from those applicable to domestic issuers. In addition, foreign banks are not subject to examination by United States Government agencies or instrumentalities.

The Live Oak General Fund may invest in short-term corporate obligations and instruments, including but not limited to corporate commercial paper, notes, bonds and debentures. Corporate commercial instruments generally consist of short-term unsecured promissory notes issued by corporations. The Live Oak General Fund may also purchase variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the foregoing quality criteria. The interest rate on a variable amount master demand note is periodically redetermined according to a prescribed formula. Although there is no secondary market in master demand notes, the payee may demand payment of the principal and interest upon notice not exceeding five business or seven calendar days. The Live Oak General Fund may also purchase participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. (See the Statement of Additional Information for information with respect to corporate commercial instruments and bond ratings.) The Live Oak General Fund may also invest in fixed or variable rate debt units representing an undivided interest in a trust's distributions of principal and interest that a trust receives from an underlying portfolio of bonds issued by a highly rated corporate or U.S. Government agency issuer and/or payments from re-characterized distributions made possible by the swap of certain payments due on the underlying bonds. The Live Oak General Fund's investment will be limited solely to the debt units and in each case, must meet the credit quality standards under Rule 2a-7 of the 1940 Act. Debt units will be purchased by the Live Oak General Fund as an institutional accredited investor pursuant to a private placement memorandum. Sale of debt units will be effected pursuant to Rule 144A or other exemptions from registration under the Securities Act of 1933, subject to the eligibility of the purchaser and compliance with trust agreement requirements. The Manager will monitor the liquidity of the debt units under the supervision of the Company's Board of Directors.

Municipal Fund

The Life Oak Municipal Fund seeks to provide as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital and liquidity by investing at least 80% of its assets in a diversified portfolio of high quality, short-term municipal obligations ("Municipal Securities").

The Live Oak Municipal Fund will invest in the following securities. The Municipal Fund will invest in Municipal Securities which include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of private activity bonds or industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Such obligations are considered to be Municipal Securities provided that the interest paid thereon generally qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to federal alternative minimum tax liability and may have other collateral federal income tax consequences.

The Live Oak Municipal Fund also may purchase any Municipal Security which depends on the credit of the U.S. Government and may invest in Municipal Securities which are not rated if, in the opinion of the Company's investment advisor, and in accordance with procedures established by the Board of Directors, such securities possess creditworthiness comparable to those rated obligations in which the Live Oak Municipal Fund may invest. The Live Oak Municipal Fund may, from time to time, on a temporary or defensive basis, invest in short-term, high quality U.S. Government Obligations, Money Market Obligations and repurchase agreements. Income from any such temporary investments would be taxable to shareholders as ordinary income. It is the present policy of the Live Oak Municipal Fund to invest only in securities the interest on which is tax-exempt. The Fund will endeavor to be invested at all times in Municipal Securities. It is a fundamental policy of the Live Oak Municipal Fund that its assets will be invested so that at least 80% of its income will be exempt from federal income taxes.
The Live Oak Municipal Fund may from time to time hold cash reserves.

All Funds

The securities in which the Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. There can be no assurance that the Funds will achieve their objectives. The values of the securities in which the Funds invest fluctuate based upon interest rates, the financial stability of the issuers and market factors.

The Company may enter into the following arrangements with respect to all three Funds. Repurchase Agreements: under a repurchase agreement, the purchaser (for example, one of the Funds) acquires ownership of an obligation and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Fund will not enter into a repurchase agreement if as a result of such investment more than 10% of such Fund's total assets would be invested in illiquid securities, including repurchase agreements which expire in more than seven days. A Fund may, however, enter into "continuing contract" or "open" repurchase agreements under which the seller is under a continuing obligation to repurchase the underlying obligation from that Fund on demand and the effective interest rate is negotiated on a daily basis.

In general, a Fund will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities. However, the total assets of a bank will not be the sole factor determining the Fund's investment decisions, and the Fund may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risk. Nevertheless, if the seller of a repurchase agreement fails to repurchase the obligation in accordance with the terms of the agreement, the Fund which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realized on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements may be considered loans to the seller of the underlying security. Income with respect to repurchase agreements is not tax-exempt.

Securities purchased pursuant to a repurchase agreement are held by the Fund's custodian and (i) are recorded in the name of the Fund with the Federal Reserve Book-Entry System, or (ii) the Fund receives daily written confirmation of each purchase of a security and a receipt from the custodian. The Funds purchase securities subject to a repurchase agreement only when the purchase price of the security acquired is equal to or less than its market price at the time of purchase.

A Fund may also enter into reverse repurchase agreements which involve the sale by a Fund of a portfolio security at an agreed upon price, date and interest payment. A Fund will enter into reverse repurchase agreements for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur, or in some cases as a technique to enhance income. A Fund will use reverse repurchase agreements when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. A Fund will enter into reverse repurchase agreements only in amounts up to 10% of the value of its total assets at the time of entering into such agreements. Reverse repurchase agreements involve the risk that the market value of securities retained by a Fund in lieu of liquidation may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. This risk, if encountered, could cause a reduction in the net asset value of a Fund's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. See "Investment Restrictions" in the Statement of Additional Information for percentage limitations on borrowings.

Delayed delivery agreements are commitments by any of the Funds to dealers or issuers to acquire securities beyond the customary same-day settlement for money market instruments. These commitments fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Funds' investment advisor can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of a Fund; therefore, to assure that a Fund will be as fully invested as possible in instruments meeting that Fund's investment objective, a Fund may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days.

Money Market Obligations and Municipal Securities are sometimes offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such Money Market Instruments or Municipal Securities with the intention of actually acquiring such securities, but a Fund may sell these securities before the settlement date if it is deemed advisable.

If a Fund enters into a delayed delivery agreement or purchases a when-issued security, that Fund will direct the Company's custodian bank to place cash or other high grade securities (including Money Market Obligations and Municipal Securities) in a segregated account of such Fund in an amount equal to its delayed delivery agreements or when-issued commitments. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such Fund's delayed delivery agreements and when-issued commitments. To the extent that funds are in a segregated account, they will not be available for new investment or to meet redemptions. Investment in securities on a when-issued basis and use of delayed delivery agreements may increase a Fund's exposure to market fluctuation; may increase the possibility that the Live Oak Municipal Fund will incur a short-term gain subject to federal taxation; or may increase the possibility that a Fund will incur a short-term loss, if the Fund must engage in portfolio transactions in order to honor a when-issued commitment or accept delivery of a security under a delayed delivery agreement. The Funds will employ techniques designed to minimize these risks.

No additional delayed delivery agreements or when-issued commitments will be made if more than 25% of a Fund's net assets would become so committed. The Funds will enter into when-issued and delayed delivery transactions only when the time period between trade date and settlement date is at least 30 days and not more than 120 days.

The Live Oak Municipal Fund may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the Live Oak Municipal Fund, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the Live Oak Municipal Fund's option, at a specified price. Stand-by Commitments are also sometimes known as "puts." The Live Oak Municipal Fund will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition or exercisability of a Stand-by Commitment by the Live Oak Municipal Fund will not affect the valuation or the average weighted maturity of its underlying portfolio securities. See "Investment Programs and Restrictions - Stand-by Commitments" in the Statement of Additional Information for additional information with respect to Stand-by Commitments.

Investment Restrictions

The Funds' investment programs are subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. The most significant of these restrictions provide that each Fund will not: (1) purchase securities of any issuer (other than obligations of the U.S. Government, its agencies or instrumentalities, repurchase agreements fully secured by such obligations and any Municipal Securities guaranteed by the U.S. Government) if as a result more than 5% of a Fund's total assets would be invested in the securities of such issuer, except that in the case of certificates of deposit and bankers' acceptances, up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation (in each case, subject to the provisions of Rule 2a-7 of the 1940 Act); (2) purchase any corporate commercial instruments which would cause 25% of the value of the Live Oak General Fund's total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry; (3) borrow money or pledge, mortgage or hypothecate its assets except for temporary or emergency purposes (except to secure reverse repurchase agreements and then only in an amount not exceeding 15% of the value of a Fund's total assets) except that each Fund may purchase delayed delivery and when-issued securities consistent with its investment objective and policies (such Fund will not make additional investments while borrowings other than when-issued and delayed delivery purchases and reverse repurchase agreements are outstanding); or (4) lend money or securities except to the extent that the investments of a Fund may be considered loans.


Additionally, the Live Oak Municipal Fund will not: (1) purchase any securities which would cause more than 25% of the value of the Live Oak Municipal Fund's net assets at the time of such purchase to be invested in (i) securities of one or more issuers conducting their principal activities in the same state, (ii) securities, the interest upon which is paid from revenues of projects with similar characteristics, or (iii) industrial development bonds issued by issuers in the same industry; provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U. S. Government and its agencies or instrumentalities, certificates of deposit of and guarantees of Municipal Securities by domestic branches of U.S. banks; or (2) purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Live Oak Municipal Fund may purchase Stand-by Commitments.

The foregoing restrictions are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund affected by such change.

Maturities

Consistent with the objective of stability of principal, each Fund attempts to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds its per share net asset value to the nearest whole cent in compliance with applicable rules and regulations. Accordingly, the Funds invest in Money Market Obligations and Municipal Securities having remaining maturities of thirteen months or less and maintain a weighted average maturity for each Fund of 90 days or less. However, there can be no assurance that a Fund's net asset value per share of $1.00 will be maintained.

DIVIDENDS AND TAXES

Qualification as Regulated
Investment Company

Dividends

It is the policy of the Company, with respect to each Fund, to declare dividends from the net investment income earned by each Fund daily; such dividends are distributed to each Fund's shareholders in the form of additional Fund shares on the subsequent business day. Dividends from net realized capital gain, offset by capital loss carryovers, if any, are generally declared and paid when realized. However, to the extent that a net realized capital gain is deemed necessary to offset future capital losses, such gain will not be distributed at that time. A shareholder may, by letter to the Company, elect to have dividends paid by check. Any such election or revocation thereof must be made in writing to Reich & Tang Services, 600 Fifth Avenue, New York, New York 10020. Shareholders whose dividends are being reinvested will receive a summary of their accounts at least quarterly indicating the reinvestment of dividends.

Taxes

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is each Fund's policy to distribute to shareholders all of its net investment income and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that each Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income taxes or the 4% excise tax. So long as the Funds qualify for this tax treatment, the Funds will not be subject to federal income tax on amounts distributed to shareholders.

If the Funds fail to satisfy any of the Code requirements for qualification as a regulated investment company, they will be taxed at regular corporate tax rates on all of their taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions will be taxable to shareholders as ordinary dividends (even if derived from the Funds' net long-term capital gains) to the extent of the Funds' current and accumulated earnings and profits.

Shareholders of the Live Oak Municipal Fund will not be required to include the "exempt-interest" portion of dividends paid by the Fund in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences. The Live Oak Municipal Fund may purchase without limitation Municipal Securities the interest on which constitutes an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statement of Additional Information.


The Live Oak Municipal Fund may invest in securities the interest on which is (and the dividends paid by the Fund derived from such interest are) subject to federal income tax, but such taxable securities will not exceed 20% of the value of the Live Oak Municipal Fund's total assets. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Live Oak Municipal Fund declared during that year. These percentages may differ from the actual percentages for any particular day.


Shareholders of the Government Fund and the Live Oak General Fund will be subject to federal income taxes and any applicable state income taxes on amounts distributed as dividends unless such shareholders are otherwise exempt. It is not expected that any portion of taxable dividends paid by the Funds will qualify for the federal dividends-received deduction for corporations.

Distributions to shareholders will be treated in the same manner for federal income tax purposes whether the shareholder elects to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid and received on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made (or deemed made) during the year, will be sent to shareholders promptly after the end of each year.

To avoid being subject to a 31% federal backup withholding on taxable dividends and redemption payments, shareholders must furnish the Company with their taxpayer identification number and certify, under penalties of perjury, that it is correct and that they are not subject to backup withholding for any reason.


The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislation or administrative action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of federal income tax considerations relevant to the Funds that is contained in the Funds' Statement of Additional Information. Shareholders are advised to consult with their tax advisors concerning the application of state, local and foreign taxes on investments in the Company which may differ from the federal income tax consequences described above.

MANAGEMENT

Board of Directors

The overall management of the business and affairs of the Company is vested with the Board of Directors. The Board of Directors approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds' agreements with the manager, the investment advisor, the distributor, and the custodian. The day-to-day operations of each Fund are delegated to the Company's officers, and the manager, subject always to the objective and policies of each Fund and to the general supervision of the Company's Board of Directors. The manager also furnishes or procures on behalf of the Company at the manager's expense all services necessary for the proper conduct of each Fund's business. Some of the Company's officers and directors are officers or employees of the manager. A majority of the members of the Board of Directors of the Company have no affiliation with the manager.


Manager and Investment Advisor

Reich & Tang Asset Management L.P. is a Delaware limited partnership, with its principal offices at 600 Fifth Avenue, New York, New York 10020, serves as the manager and investment advisor of the Company and its three Funds pursuant to agreements with the Funds dated October 1, 1994 (the "Management/Investment Advisory Agreements"). Under the re-executed Management/Investment Advisory Agreements, Reich & Tang Asset Management L.P. (the "Manager") provides, either directly or indirectly through contracts with others, all services required for the management of the Company. The Manager bears all ordinary operating expenses associated with the Company's operation except: (a) the fees of the Directors who are not "interested persons" of the Company, as defined by the 1940 Act, and the travel and related expenses of the Directors incident to their attending shareholders', directors' and committee meetings, (b) interest, taxes and brokerage commissions (which are expected to be insignificant), (c) extraordinary expenses, if any, including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto, (d) shareholder service or distribution fees payable by the Company under the plans of distribution described under the heading "Distributor" below, and (e) membership dues of any industry association. Additionally, the Manager has assumed all expenses associated with organizing the Company and all expenses of registering or qualifying the Company's shares under federal and state securities laws.


The Funds pay the Manager an annual fee, calculated daily and paid monthly, of .80% of the first $500 million of the Company's average daily net assets, plus
 .775% of the next $500 million of the Company's  average daily net assets,  plus
 .750% of the next $500 million of the Company's average daily net assets, plus .725% of the Company's average daily net assets in excess of $1.5 billion. The
Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear expenses that are being borne for the Company by the Manager. During the fiscal year ended March 31, 1995, the Company paid the Manager fees which represented 0.76% of the Cortland General Portfolio's average daily net assets, 0.77% of the Government Portfolio's average daily net assets and 0.78% of the Municipal Portfolio's average daily net assets, respectively, on an annualized basis.


The Manager was at November ___, 1995 investment manager, advisor or supervisor with respect to assets aggregating in excess of $____ billion. The Manager currently acts as investment manager or administrator of other investment companies and also advises pension trusts, profit sharing trusts and endowments. Effective October 1, 1994, the Board of Directors of the Company approved the re-execution of the Management/Investment Advisory Agreements with the Manager. The Manager's predecessor, New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a _____% interest in the limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining ___% interest of the Manager. Reich & Tang Asset Management L.P. has succeeded NEICLP as the Manager of the Fund. The re-execution of the Management/Investment Advisory Agreements did not result in an "assignment" of the Management/Investment Advisory Agreements with NEICLP under the 1940 Act, since there was no change in actual control or management of the Manager.


New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. The New England Mutual Life Insurance Company ("The New England") owns approximately ____% of the total partnership units outstanding of NEICLP, and Reich & Tang, Inc. owns approximately ____% of the outstanding partnership units of NEICLP. In addition, NEIC is a wholly-owned subsidiary of The New England which may be deemed a "controlling person" of the Manager. NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through _______ investment advisory/management affiliates and ______ distribution subsidiaries. These include, in addition to the Manager, Loomis, Sayles & Company, L.P.; Copley Real Estate Advisors, Inc.; Back Bay Advisors, L.P.; Marlborough Capital Advisors, L.P.; Westpeak Investment Advisors, L.P.; Draycott Partners, Ltd,; TNE Investment Services, L.P.; New England Investment Associates, Inc.; and an affiliate, Capital Growth Management Limited
Partnership. These affiliates in the aggregate are investment advisors or managers to ____ other registered investment companies.

The re-executed Management/Investment Advisory Agreements are the same in all material respects as the relevant terms and conditions governing the Manager's management and investment advisory responsibilities under each Fund's previous Management and Investment Advisory Agreements with Reich & Tang Asset Management L.P. except for (i) the dates of execution and (ii) the identity of the Manager.

Pursuant to the terms of the Management/ Investment Advisory Agreements, the Manager manages the investments of each of the Funds, subject at all times to the policies and control of the Company's Board of Directors. The Manager obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds. The Manager shall not be liable to the Funds or to their shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

The merger of The New England into MetLife is expected to constitute an "assignment" of the existing Management/Investment Advisory Agreements relating to the Company's Funds. Under the 1940 Act, such an "assignment" will result in the automatic termination of the Management/Investment Advisory Agreements effective at the time of the merger. Prior to the merger, shareholders of the Funds will be asked to approve the new Management/Investment Advisory Agreements intended to take effect at the time of the merger. The new agreements are expected to be substantially identical to the existing agreements. A proxy statement describing the new agreements will be sent to shareholders of the Funds prior to their being asked to vote on the new agreements.

Fee Waivers

In order to increase the yield to investors, the Manager may, from time to time, waive or reduce its fees on assets held by each of the Funds. When instituted, the Manager will continue these fee waivers in effect or charge reduced fees until further notice to the Board of Directors. Fee waivers or reductions, other than those set forth in the Management/Investment Advisory Agreements, may be rescinded, however, at any time without further notice to investors.

Distributor

Each of the Portfolios has entered into a distribution agreement dated September 15, 1993 (the "Distribution Agreements") with Reich & Tang Distributors L.P. (the "Distributor"), 600 Fifth Avenue, New York, New York 10020. Reich & Tang Asset Management L.P. is the sole general partner of the Distributor. The Distributor, which was organized on January 4, 1991, has the exclusive right to enter into dealer agreements with securities dealers who sell shares of the Funds and with financial institutions which may furnish services to shareholders on behalf of the Company. Pursuant to plans of distribution (the "Plans") approved by the Funds' Boards on ____________, 1995, each of the Funds may make distribution related payments in an amount not to exceed on an annualized basis
 .20% of the value of the Fund's assets. Securities dealers and other financial institutions may receive distribution payments directly or indirectly from the Funds for services that may include payments for opening shareholder accounts, processing investor purchase and redemption orders, responding to inquiries from shareholders concerning the status of their accounts and operations of their Fund and communications with the Company on behalf of Fund shareholders. Additionally, the Distributor may pay for advertisements, promotional materials, sales literature and printing and mailing of prospectuses to other than Fund shareholders and other services to support distribution pursuant to the Plans. The Distributor may also make payments to securities dealers and financial institutions, such as banks, out of the investment management fee the Manager receives from the Funds, out of its past profits or from any other source available to the Distributor.

The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of the National Association of Securities Dealers, Inc.

PORTFOLIO TRANSACTIONS

The Manager is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no net brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Funds may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

YIELD INFORMATION

Each Fund will provide yield quotations based on its daily dividends. Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate substantially over time.

Comparative performance information may be used from time to time in advertising or marketing the Funds' shares, including data from industry publications.


GENERAL INFORMATION

Organization of the Company and
Description of Shares

The Company is an open-end, diversified investment company. The Company was organized as a Massachusetts business trust on October 31, 1984, but had no operations prior to May 9, 1985. On July 31, 1989, the Company reorganized and became a Maryland corporation. The shares of the Company are divided into three Portfolios, each of which represent shares of common stock of the par value of $.001. The Cortland General Money Market Fund Portfolio's shares are classified into three classes - the Cortland General Money Market Fund Class, the Live Oak Money Market Fund Class and the Pilgrim America General Money Market Shares. The U.S. Government Fund Portfolio's shares are classified into two classes - the U.S. Government Fund Class and the Live Oak U.S. Government Fund Class. The Municipal Money Market Fund Portfolio's shares are classified into two classes - the Municipal Money Market Fund Class and the Live Oak Municipal Money Market Fund Class. Classes of shares of the Company's Portfolios offered through other prospectuses have different maximum distribution plan payments and may have different other expenses which may affect performance. Investors may call their securities dealer or the Company at (212) 830-5280 to obtain more information concerning the other classes.


Shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular Portfolio or Fund will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio or Fund. For example, holders of a particular Portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Portfolio. The holders of each Fund have distinctive rights with respect to dividends and redemptions which are more fully described in this Prospectus and the Statement of Additional Information. In the event of dissolution or liquidation, holders of each Fund will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective portfolio to which the shares of the Fund relate, less (b) the liabilities of the Company attributable to the respective portfolio or allocated between the portfolios based on the respective liquidation value of each portfolio. There will not normally be annual shareholders' meetings. Shareholders may remove directors from office by a majority of votes entitled to be cast at a meeting of shareholders. Shareholders holding 10% or more of the Company's outstanding stock may call a special meeting of shareholders.


There are no preemptive or conversion rights (other than the exchange privileges set forth in this Prospectus) applicable to any of the Company's shares. The
Company's shares when issued, will be fully paid, non-assessable and transferrable. The Board of Directors may increase the number of authorized shares or create additional series or classes of the Company shares without shareholder approval.

Legal Matters

The law firm of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022, serves as counsel to the Company and has passed upon the legality of the shares offered pursuant to this Prospectus.

Custodian and Transfer Agent

Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian for each Portfolio's securities and cash. The Company acts as its own transfer agent for the Company's shares.

Shareholder Inquiries

Shareholder inquiries concerning the status of an account should be directed to your securities dealer or to the Company at (212) 830-5280 or toll free at (800) 433-1918.

                             TABLE OF CONTENTS

Table of Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . .  2
How to Purchase Shares . . . . . . . . . . . . . . . . . . . . . . . . .  3
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Investment Programs. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Dividends and Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . 17
Yield Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . . 17

LIVE OAK
SHARES

600 FIFTH AVENUE, NEW YORK, NY 10020
(212) 830-5280


                    STATEMENT OF ADDITIONAL INFORMATION
                             November __, 1995

                Relating to the Live Oak Shares Prospectus
                         Dated  November __, 1995

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with a Prospectus which may be obtained from your securities dealer or by writing to Reich & Tang Distributors L.P., 600 Fifth Avenue, New York, New York 10020 or toll free at (800).


                             Table of Contents

Introduction . . . . . . . . . .2        Qualification as a Regulated
General Information                       Investment Company. . . . . . .15
about the Company. . . . . . . .2        Excise Tax on Regulated
 The Company and Its Shares . . 2         Investment Companies. . . . . .16
 Directors and Officers . . . . 3        Portfolio Distributions . . . . 17
Compensation Table . . . . . . .5        Sale or Redemption of Portfolio
Manager and Investment Advisor .6         Shares . . . . . . . . . . . . 18
Expenses . . . . . . . . . . . .8        Foreign Shareholders. . . . . . 19
Distributor and Plans of                 Effect of Future Legislation
 Distribution. . . . . . . . . .9         and Local Tax Considerations. .19
  Custodian. . . . . . . . . . 12        Yield Information . . . . .19
  Transfer Agent . . . . . . . 12        Investment Programs and
  Sub-Accounting . . . . . . . 12         Restrictions. . . . . . . . . .20
  Principal Holders of                    Investment Programs . . . . . .20
   Securities. . . . . . . . . 12         When-Issued Securities. . . . .24
  Reports. . . . . . . . . . . 12         Stand-by Commitments . . . . . 25
Share Purchases and Redemptions13         Municipal Participation . . . .26
  Purchases and Redemptions. . 13         Investment Restrictions. . . . 26
  Net Asset Value Determination13        Portfolio Transactions. . . . . 27
Dividends and Tax Matters. . . 14        Investment Ratings. . . . . . . 28
  Dividends. . . . . . . . . . 14
  Tax Matters. . . . . . . . . 15

INTRODUCTION

The Company, Cortland Trust, Inc., is a money market mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the company being considered for investment. This information is included in a Prospectus dated November __, 1995, relating to each of the three money market portfolios comprising the Company, which may be obtained without charge from Reich & Tang Distributors L.P. (the "Distributor"). Investors may also contact securities dealers authorized by the Distributor to distribute the Company's shares in order to obtain a Prospectus. Some of the information required to be in this Statement of Additional Information is also included in the current Prospectus of the Company; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

GENERAL INFORMATION ABOUT THE COMPANY

The Company and Its Shares

The Company is a no-load, open-end diversified investment company. The Company was initially organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated October 31, 1984, but had no operations prior to May 9, 1985. On July 31, 1989, the Company was reorganized from a Massachusetts business trust into a Maryland corporation, pursuant to an Agreement and Plan of Reorganization approved by the shareholders on July 31, 1989. The shares of the Company are divided into three portfolios constituting separate portfolios of investments, with various investment objectives and policies (the "Portfolios") and, in turn, each Portfolio is divided into classes (each such class is referred to herein as a "Fund" and collectively as the "Funds"):


     Live Oak General Money Market Fund
     Live Oak U.S. Government Fund
     Live Oak Municipal Money Market Fund

Each Portfolio issues shares of common stock in the Company. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a particular Portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio. Each share of a Portfolio bears equally the expenses of such Portfolio.


As used in the Prospectus, the term "majority of the outstanding shares" of the Company or of a particular Portfolio means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Company or such Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company or such Portfolio.


Shareholders of the Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may classify or reclassify any unissued shares to create a new class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

[The Articles of Incorporation permit the Directors to issue the following number of full and fractional shares, par value $.001, of the Portfolios:
1,600,000,000 shares of the Cortland General Money Market Fund (of which 100,000,000 shares are classified as the Pilgrim America Shares); 500,000,000 shares of the U.S. Government Fund; and 500,000,000 shares of the Municipal Money Market Fund. Each Fund share is entitled to participate pro rata in the dividends and distributions from that Fund. Additional information concerning the rights of share ownership is set forth in each Prospectus.]


The assets received by the Company for the issue or sale of shares of each Portfolio and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio are segregated and are charged with the expenses with respect to that Portfolio and with a share of the general expenses of the Company as described below under "Expenses." While the expenses of the Company are allocated to the separate books of account of each Portfolio, certain expenses may be legally chargeable against the assets of all three Portfolios. Also, certain expenses may be allocated to a particular class of a Portfolio. See "Expenses."

The Articles of Incorporation provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company shall have any liability to the Company or to its shareholders for damages.

The Articles of Incorporation further provide that the Company shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland
General Corporation Law; that the Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law and that the Board of Directors may through By-law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of
Incorporation protects any director or officer of the Company against any liability to the Company or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

As described in each Prospectus, the Company will not normally hold annual shareholders' meetings. Under Maryland law and the Company's By-laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the 1940 Act. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors.

Except as otherwise disclosed in each Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

Directors and Officers

The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 600 Fifth Avenue, New York, New York 10020.

Steven W. Duff, 41 - President of the Company, is President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., Senior Vice President of Lebenthal Funds, Inc., President and a Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Pennsylvania Daily Municipal Income Fund, Executive Vice President and a Director of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.


Kenneth C. Ebbitt, Jr.* 54- Chairman and Director of the Company. Waterhouse Securities, Inc. since July 1995. Formerly Executive Vice President of the Mutual Funds Division of the Manager from September 1993 to June 1995. Mr. Ebbitt was also formerly Executive Vice President of Reich & Tang, Inc. which he was associated with from January 1991 to September 1993 and formerly Chairman, Chief Executive Officer and Director of Cortland Financial Group, Inc. and President and Director of Cortland Distributors, Inc.


Owen Daly II, 71 - Director of the Company, Six Blythewood Road, Baltimore, Maryland 21210. Director, CF&I Steel Corporation and Director/Trustee of the AIM Group of Mutual Funds, formerly Chairman of the Board of the Equitable Bancorporation.


Albert R. Dowden, 54 - Director of the Company, and of Volvo North America Corporation, 535 Madison Avenue, New York, NY 10022. President of Volvo North America Corporation.


David C. Melnicoff, 76 - Director of the Company, 1919 Chestnut Street, Philadelphia, Pennsylvania 19103. President, Samuel S. Fels Fund and Lecturer in Finance, Temple University. Formerly Executive Vice President, Investment Division, Philadelphia Savings Fund Society. Prior thereto, Managing Director for Operations and Supervision of the Board of Governors of the Federal Reserve System.


James L. Schultz, 59 - Director of the Company, Cherrington Corporate Center, Bldg. One, 1700 Beaver Grade Road, Coraopolis, Pennsylvania 15108. President, Treasurer and Director of Computer Research, Inc.


Richard De Sanctis, 38 - Vice President and Treasurer of the Company, is Assistant Treasurer of NEIC since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc. from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990 and Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Inc., Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc.


Ronda Feldman, 49 - Vice President of the Company, is Vice President of Fundtech Services, L.P. since March 1992. Ms. Feldman was formerly Director of Client Relations, Supervised Service Company from 1987 to 1992.


Molly Flewharty, 44 - Vice President of the Company, is Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Inc., Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


Dana E. Messina, 38 - Vice President of the Company, is Executive Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Messina was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Short Term Income Fund, Inc.; and Tax Exempt Proceeds Fund, Inc.


Ruben Torres, 46 - Vice President of the Company, Vice President of Operations of Fundtech Services L.P. since January 1991. Mr. Torres was formerly Vice President and Assistant Treasurer of Cortland Financial Group, Inc.


Bernadette  N. Finn,  47 -  Secretary  of the  Company,  is Vice  President  and
Assistant Secretary of the Reich & Tang Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt Proceeds Fund, Inc.; Vice President and Secretary of Reich & Tang Equity Fund, Inc., and Short Term Income Fund, Inc.

Each director who is not an "interested person" receives an annual fee from the Company of $5,000 for his services as a director and a fee of $1,250 for each Board meeting attended, and all directors are reimbursed by the Company for expenses incurred in connection with attendance at meetings of the Board of Directors.

                            COMPENSATION TABLE*


         (1)        (2)            (3)              (4)          (5)
                  Aggregate     Pension or
                 Compensation   Retirement       Estimated    Total Compensation
                   from       Benefits Accrued     Annual     from Fund and Fund
Name of Person,  Registrant      as Part of    Benefits upon   Complex Paid to
   Position     for Fiscal     Fund Expenses     Retirement     Directors
                   Year
Owen Daly II,
Director       $10,000.00          0                 0          $10,000 (1 Fund)

Albert R. Dowden,
Director       $10,000.00          0                 0          $10,000 (1 Fund)

David C. Melnicoff,
Director       $10,000.00          0                 0          $10,000 (1 Fund)

James L. Schultz
Director       $10,000.00          0                 0          $10,000 (1 Fund)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending March 31, 1995 and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending March 31, 1995. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund complex as the Fund, because, among other things, they have a common investment advisor.

MANAGER AND INVESTMENT ADVISOR

Reich & Tang Asset Management L.P. with its principal offices at 600 Fifth Avenue, New York, New York 10020 (the "Manager"), serves as the Manager and Investment Advisor of the Company pursuant to Management/Investment Advisory Agreements with respect to each of the Portfolios between the Company and the Manager dated October 1, 1994.


Effective October 1, 1994, the Board of Directors of the Company approved the re-execution of the Management/Investment Advisory Agreements with the Manager. The Manager's predecessor, New England Investment Companies, L.P. ("NEICLP") is the limited partner and owner of a 99.5% interest in the newly created limited partnership, Reich & Tang Asset Management L.P., the Manager. Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEICLP) is the general partner and owner of the remaining .5% interest of the Manager. Reich & Tang Asset
Management L.P. has succeeded NEICLP as the Manager of the Company. The re-execution of the Management/Investment Advisory Agreements did not result in "assignment" of the Management/Investment Advisory Agreements with NEICLP under the 1940 Act, since there is no change in actual control or management of the Manager caused by the re-execution.

New England Investment Companies, Inc. ("NEIC"), a Massachusetts corporation, serves as the sole general partner of NEICLP. The New England Mutual Life Insurance Company ("The New England") owns approximately 68.1% of the total partnership units outstanding of NEICLP, and Reich & Tang, Inc. owns approximately 22.8% of the outstanding partnership units of NEICLP. In addition, NEIC is a wholly-owned subsidiary of The New England which may be deemed a "controlling person" of the Manager. NEIC is a holding company offering a broad array of investment styles across a wide range of asset categories through seven investment advisory/management affiliates and two distribution subsidiaries. These include Loomis, Sayles & Company, L.P.; Copley Real Estate Advisors, Inc.; Back Bay Advisors, L.P.; Marlborough Capital Advisors, L.P.; Westpeak Investment Advisors, L.P.; Draycott Partners, Ltd.; TNE Investment Services, L.P.; New England Investment Associates, Inc., and an affiliate, Capital Growth Management Limited Partnership. These affiliates in the aggregate are investment advisors or managers to 57 other registered investment companies.

Under the Management/Investment Advisory Agreements, the Manager: (a) supervises and manages all aspects of the Company's operations and the operations of each of the Company's three Portfolios; (b) furnishes the Company with such office space, heat, light, utilities, equipment and personnel as may be necessary for the proper operation of the Portfolios and the Company's principal executive office; (c) monitors the performance by all other persons furnishing services to the Company on behalf of each Portfolio and the shareholders thereof and periodically reports on such performance to the Board of Directors; (d) investigates, selects and conducts relationships on behalf of the Company with custodians, depositories, accountants, attorneys, underwriters, brokers and dealers, insurers, banks, printers and other service providers and entities performing services to the Portfolios and their shareholders; (e) furnishes the Portfolios with all necessary accounting services; and (f) reviews and supervises the preparation of all financial, tax and other reports and regulatory filings. The expenses of furnishing the foregoing are borne by the Manager. See "Expenses" below.


In consideration of the services to be provided by the Manager and the expenses to be borne by the Manager under the Management/Investment Advisory Agreements, the Manager receives annual fees from each of the Portfolios, calculated daily and paid monthly, of 0.800% of the first $500 million of the Company's average daily net assets, 0.775% of the average daily net assets of the Company in excess of $500 million but less than $1 billion, 0.750% of the average daily net assets of the Company in excess of $1 billion but less than $1.5 billion, plus 0.725% of the Company's average daily net assets in excess of $1.5 billion. During the fiscal years ended March 31, 1995, March 31, 1994 and March 31, 1993 the Company paid to the Manager $7,188,114, $7,117,006 and $6,877,635;
$1,704,092,  $1,862,259, and $1,770,111;  $1,755,183, $1,776,734 and $1,676,054,
respectively, under the Management/Investment Advisory Agreements with the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund. For the year ended March 31, 1995, the manager voluntarily waived $124,695, $17,874 and $0, respectively, for the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund, respectively. For the year ended March 31, 1994 and March 31, 1993 the manager voluntarily waived $6,388 and $60,875 respectively, for the Municipal Money Market Fund. For the years ended March 31, 1995, March 31, 1994 and March 31, 1993 the Portfolios paid $7,063,419, $7,117,006 and $6,877,635; $1,686,218,
$1,862,259 and $1,770,111; $1,755,183, $1,770,346 and $1,615,179,  respectively, for the Cortland General Money Market Fund, the U.S. Government Fund and the Municipal Money Market Fund to the Manager in fees under the Management/Investment Advisory Agreements. The Company's comprehensive fee is higher than most other money market mutual funds which do not offer services that the Company offers. However, most other funds bear certain expenses that are borne by the Manager.


The re-executed new Management/Investment Advisory Agreements were approved by the Board of Directors, including a majority of directors who are not interested persons (as defined in the 1940 Act), of the Portfolios or the Manager, effective October 1, 1994. The new Management/Investment Advisory Agreements were last approved for continuance on August 29, 1995 and will continue thereafter if they are specifically approved at least annually by the Board of Directors and by the affirmative vote of a majority of the directors who are not parties to such Management/Investment Advisory Agreements or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Portfolios or the Manager may terminate the Management/Investment Advisory Agreements on 60 days' written notice without penalty. Each Management/Investment Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act. The Manager shall not be liable to the Portfolios or to their shareholders for any act or omission by the Manager or for any loss sustained by a Fund or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Company's (Portfolios') right to use the name "Cortland" in its name in any form or combination may terminate upon termination of the Manager as the Company's (Portfolios') investment manager.


The Manager also serves as the Portfolios' investment advisor. The Manager's predecessor was at May 31, 1995 investment manager, advisor or supervisor with respect to assets aggregating approximately $7.4 billion. In addition to the Portfolios, the Manager acts as investment manager or administrator of eighteen other investment companies and also advises pension trusts, profit sharing trusts and endowments.


Pursuant  to the terms of the  Management/Investment  Advisory  Agreements,  the
Manager:  (a) provides the Company with certain  executive,  administrative  and clerical services as are deemed advisable by the Board of Directors; (b) arranges, but does not pay for, the periodic updating of prospectuses and statements of additional information and supplements thereto, proxy materials, tax returns, reports to each Portfolio's shareholders and reports to and filings with the SEC and state Blue Sky authorities; (c) provides the Board of Directors on a regular basis with financial reports and analyses of the Portfolios' operations and the operation of comparable investment companies; (d) obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any of the Portfolios and whether concerning the individual issuers whose securities are included in the portfolios of the Company's three Portfolios; (e) determines which issuers and securities shall be represented in the Portfolios' portfolios and regularly reports thereon to the Company's Board of Directors; (f) formulates and implements continuing programs for the purchases and sales of securities for the Portfolios; and (g) takes, on behalf of the Portfolios, all actions which appear to be necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of portfolio securities. Any investment program undertaken by the Manager will at all times be subject to the policies and control of the Board of Directors. The Manager shall not be liable to the Portfolios or to their shareholders for any act or omission by the Manager or for any loss sustained by a Portfolio or its shareholders except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

EXPENSES

Pursuant to the Management/Investment Advisory Agreements, the Manager furnishes, without cost to the Company, the services of the President, Secretary and one or more Vice Presidents of the Company and such other personnel as are required for the proper conduct of the Portfolios' affairs and to carry out their obligations under the Management/Investment Advisory Agreements. Pursuant to the Management/Investment Advisory Agreements, the Manager maintains, at its expense and without cost to the Portfolios, a trading function in order to carry out its obligations to place orders for the purchase and sale of portfolio securities for the Portfolios. The Manager, on behalf of its affiliate, Reich & Tang Distributors L.P. (the "Distributor"), pays out of the management fees from each of the Funds and payments under a Plan of Distribution (see "Distributor and Plans of Distribution") the expenses of printing and distributing prospectuses and statements of additional information and any other promotional or sales literature used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the public offering of the Portfolios' shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.


Except as set forth below, the Manager pays all expenses of the Portfolios, including, without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; all fees payable by the Company to federal, state or other governmental agencies; the costs and expenses of engraving or printing certificates representing shares of the Company (the Company does not issue share certificates at the present time); all costs and expenses in connection with the registration and maintenance of registration of the Portfolios and their shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Company and supplements thereto to the Company's shareholders and to potential shareholders of the Portfolios; all expenses of shareholders' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Portfolios' shares; routine fees and expenses of legal counsel and of independent accountants, in connection with any matter relating to the Company; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; and all other charges and costs of the Portfolios' operations unless otherwise explicitly assumed by the Company. The Company is responsible for payment of the following expenses not borne by the Manager: (a) the fees of the directors who are not "interested persons" of the Company, as defined by the 1940 Act, and travel and related expenses of the directors for attendance at meetings, (b) interest, taxes and brokerage commissions (which can be expected to be insignificant), (c) extraordinary expenses, if any, including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto, (d) any shareholder service or distribution fee payable by the Company under the plan of distribution described below, and (e) membership dues of any industry association.


Expenses which are attributable to any of the Company's Portfolios are charged against the income of such Portfolio in determining net income for dividend purposes. Expenses of the Company which are not directly attributable to the operations of any single Portfolio are allocated among the Portfolios based upon the relative net assets of each Portfolio.


The Manager has agreed to reduce its aggregate fees for any fiscal year, or to reimburse each Portfolio, to the extent required so that the amount of the ordinary expenses of each Portfolio (excluding brokerage commissions, interest, taxes and extraordinary expenses such as litigation costs) paid or incurred by any of the Portfolios do not exceed the expense limitations applicable to the Portfolios imposed by the securities laws or regulations of those states or jurisdictions in which such Portfolio's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitations would require the Manager to reduce its respective fees to the extent required so that ordinary expenses of a Portfolio (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed
2 1/2% of the first $30 million of the Portfolio's average daily net assets, plus 2% of the next $70 million of the Portfolio's average daily net assets, plus 1 1/2% of the Portfolio's average daily net assets in excess of $100 million. Expense reductions under state securities laws are unlikely because most of the expenses of the Company can be expected to be borne by the Manager.

DISTRIBUTOR AND PLANS OF DISTRIBUTION

The Distributor serves as the principal underwriter of the Company's shares pursuant to Distribution Agreements dated September 15, 1993. The Distributor has an office located at 600 Fifth Avenue, New York, New York 10020.

Pursuant to the Distribution Agreements, the Distributor: (a) solicits and receives orders for the purchase of shares of the Portfolios, accepts or rejects such orders on behalf of the Company in accordance with the Company's currently effective Prospectuses and transmits such orders as are accepted to the Company as promptly as possible; (b) receives requests for redemptions and transmits such redemption requests to the Company as promptly as possible; (c) responds to inquiries from shareholders concerning the status of their accounts and the operation of the Company; and (d) provides daily information concerning yields and dividend rates to shareholders. The Distributor shall not be liable to the Company or to its shareholders for any act or omission or any loss sustained by the Company or its shareholders except in the case of the Distributor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Distributor receives no compensation from the Company for its services.


On ______, 1995, the Distributor entered into a Primary Dealer Agreement with Interstate Johnson/ Lane in order to provide for the offer and sale of the Funds.


Each Portfolio has adopted a plan of distribution under Rule 12b-1 of the 1940 Act (the "Plans") with respect to the Funds. Pursuant to the Funds' Plans, the Distributor may pay certain promotional and advertising expenses and may compensate certain registered securities dealers (including Interstate Johnson/Lane) and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the shares of the Company and furnishing other shareholder services. Payments by the Distributor are paid out of the management fees and distribution plan payments received by the Manager and/or its affiliates from each of the Funds, out of past profits or from any other source available to the Distributor. Interstate Johnson/Lane may enter into shareholder processing and service agreements (the "Shareholder Service Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc., and with banks and other financial institutions which may wish to establish accounts or sub-accounts on behalf of their customers ("Shareholder Service Agents"). For processing investor purchase and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and operations of the Funds and communicating with Interstate Johnson/Lane and the Distributor, the Company may pay each such Shareholder Service Agent (or if no Shareholder Service Agent provides services, the Distributor, to cover expenditures for advertising, sales literature and other promotional materials on behalf of the Company) an amount not to exceed on an annual basis 0.20% of the aggregate average daily net assets that such Shareholder Service Agent's customers maintain with the Funds during the term of any Shareholder Service Agreement.


The Distributor, under the Plans, may also make payments to Interstate Johnson/Lane and/or Shareholder Service Agents out of the investment management fees received by the Manager from each of the Funds, out of its past profits or from any other source available to the Distributor.


The fees payable to Shareholder Service Agents under Shareholder Service Agreements are negotiated by the Distributor. The Distributor will report quarterly to the Board of Directors on the rate to be paid under each such agreement and the amounts paid or payable under such agreements. The rate of payment will be based upon the Distributor's analysis of: (1) the contribution that the Shareholder Service Agent makes to each of the Portfolios by increasing assets under management and reducing expense ratios; (2) the nature, quality and scope of services being provided by the Shareholder Service Agent; (3) the cost to the Company if shareholder services were provided directly by the Company or other authorized persons; (4) the costs incurred by the Shareholder Service Agent in connection with providing services to shareholders; and (5) the need to respond to competitive offers of others, which could result in assets being withdrawn from a Portfolio and an increase in the expense ratio for any of the Portfolios.

The Distribution Agreements for each of the Funds were last approved by the Board of Directors on June 15, 1995, to provide for the distribution of the shares of each of the Funds. The Distribution Agreements will continue in effect from year to year if specifically approved at least annually by the Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Distribution Agreements or any Shareholder Service Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. In approving the Plans, the directors determined, in the exercise of their business judgment and in light of their fiduciary duties as directors of the Company, that there was a reasonable likelihood that the Plans would benefit the Funds and their shareholders. The Plans may only be renewed if the directors make a similar determination for each subsequent year. The Plans may not be amended to increase the maximum amount of payments by the Company or the Manager to its Shareholder Service Agents without shareholder approval, and all material amendments to the provisions of the Plans must be approved by the Board of Directors and by the directors who have no direct or indirect financial interest in the Plans, by votes cast in person at a meeting called for the purpose of such vote. Each Fund or the Distributor may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements terminate automatically in the event of their "assignment," as defined in the 1940 Act. The services of the Distributor to the Funds are not exclusive, and it is free to render similar services to others. The Plans may also be terminated by each of the Funds or by the Manager or in the event of their "assignment," as defined in the 1940 Act, on the same basis as the Distribution Agreements.

Although it is a primary objective of the Plans to reduce expenses of the Portfolios by fostering growth in the Portfolios' net assets, there can be no assurance that this objective of the Plans will be achieved; however, based on the data and information presented to the Board of Directors by the Manager and the Distributor, the Board of Directors determined that there is a reasonable likelihood that the benefits of growth in the size of the Portfolios can be accomplished under the Plans.


When the Board of Directors approved the Distribution Agreements, the Primary Dealer Agreement, the forms of Shareholder Service Agreement and the Plans, the Board of Directors requested and evaluated such information as they deemed reasonably necessary to make an informed determination that the Distribution Agreements, Plans and related agreements should be approved. They considered and gave appropriate weight to all pertinent factors necessary to reach the good faith judgment that the Distribution Agreements, Plans and related agreements would benefit the Portfolios and their respective shareholders.


The Board of Directors reviewed, among other things, (1) the nature and extent of the services to be provided by the Manager, the Distributor, Interstate Johnson/Lane and the Shareholder Service Agents, (2) the value of all benefits received by the Manager, (3) the overhead expenses incurred by the Manager attributable to services provided to the Company's shareholders, and (4) expenses of the Company being assumed by the Manager.


In connection with the approval of the Plans, the Board of Directors also determined that the Portfolios would be expected to receive at least the following benefits:

     1) The Distributor and Shareholder Service Agents will furnish rapid access by a shareholder to his Portfolio account for the purpose of effecting executions of purchase and redemption orders.

     2) The Distributor and Shareholder Service Agents will provide prompt, efficient and reliable responses to inquiries of a shareholder concerning his account status.

     3) The Company's ability to sustain a relatively predictable flow of cash for investment purposes and to meet redemptions facilitates more successful, efficient portfolio management and the achievement of each of the Portfolios' fundamental policies and objectives of providing stability of principal, liquidity, and, consistent with the foregoing, the highest possible current income, is enhanced by a stable network of distribution.

     4)   A   successful   distribution   effort  will  assist  the  Manager  in
          maintaining and increasing the organizational strength needed to serve the Company.

     5) The establishment of an orderly system for processing sales and redemptions is also important to the Company's goal of maintaining the constant net asset value of each Portfolio's shares, which most shareholders depend upon. By identifying potential investors whose needs are served by the objectives of the Portfolio, a well-developed, dependable network of Shareholder Service Agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the ability of the Portfolios to stabilize their net asset values per share.

     6) The Company expects to share in the benefits of growth in the Portfolios' net assets by achieving certain economies of scale based on a reduction in the management fees, although the Manager will receive a larger fee if net assets grow.

The Plans will only make payments for expenses actually incurred by the Distributor. The Plans will not carry over expenses from year to year and if a Plan is terminated in accordance with its terms, the obligations of a Portfolio to make payments to the Distributor pursuant to the Plan will cease and the Portfolio will not be required to make any payments past the date the Plan terminates.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Distributor will engage banks as shareholder service agents only to perform administrative and shareholder servicing functions. While the matter is not free from doubt, the management of the Company believes that such laws should not preclude a bank from acting as a shareholder service agent. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain Fund shareholders and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of Fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.


State law may, in some jurisdictions, differ from the foregoing discussion of the Glass-Steagall Act and from other applicable federal law. Prior to entering into shareholder servicing agreements with banks in Texas, the Distributor will obtain a representation from such banks that they are either registered as dealers in Texas, or that they will not engage in activities that would constitute acting as dealers under Texas State law.

Custodian

Investors Fiduciary Trust Company acts as custodian for the Company's portfolio securities and cash. Investors Fiduciary Trust Company receives such compensation from the Manager for its services in such capacity as is agreed to from time to time by Investors Fiduciary Trust Company and the Manager. The address of Investors Fiduciary Trust Company is 127 West 10th Street, Kansas City, Missouri 64105.

Transfer Agent

The Company acts as its own transfer agent with respect to the Funds. All costs associated with performing such services are borne by the Manager.

Sub-Accounting

[The Manager, at its expense, will provide sub-accounting services to all shareholders and maintain information with respect to underlying owners. Investors, such as bank trust departments, investment counselors and brokers, who purchase shares for the account of others, can make arrangements through the Manager for these sub-accounting services.]

Principal Holders of Securities

On October 31, 1995 there were _____________ shares of the Portfolios outstanding. As of October 31, 1995 the amount of shares owned by all officers and directors of the Portfolios as a group was less than 1% of the outstanding shares of the Portfolios. To the best of the knowledge of the company, no person or entity held 5% or more of the outstanding voting securities of any of the Portfolios.

Reports

The Company furnishes shareholders with semi-annual reports containing information about the Portfolios and their operations, including a schedule of investments held in the Portfolios' portfolios and the financial statements for each Portfolio. The annual financial statements are audited by the Company's independent auditors. The Board of Directors has selected Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, as the Company's independent auditors to audit the Portfolios' financial statements and to review the Portfolios' tax returns.

SHARE PURCHASES AND REDEMPTIONS

Purchases and Redemptions

A complete description of the manner in which the Company's shares may be purchased, redeemed or exchanged appears in the Prospectus under the captions "How to Purchase Shares," "How to Redeem Shares," and "Exchange Privilege."


The possibility that shareholders who maintain accounts of less than $500 in value will be subject to mandatory redemption is also described under the caption "How to Redeem Shares". If the Board of Directors authorizes mandatory redemption of such small accounts, the holders of shares with a value of less than $500 will be notified that they must increase their investment to $500 or their shares will be redeemed on or after the 60th day following such notice or pay a fee. Involuntary redemptions will not be made if the decline in value of the account results from a decline in the net asset value of a share of any of the Portfolios. The Company does not presently redeem such small accounts and does not currently intend to do so.


The right of redemption  may be suspended or the date of payment  postponed when
(a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Portfolio not reasonably practicable.

Net Asset Value Determination

The net asset values of the Portfolios are determined twice daily as of 12 noon and 4:00 p.m. Eastern time on each day the New York Stock Exchange and the Company's custodian are open for business.


For the purpose of determining the price at which shares of the Portfolios are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments of a Portfolio as set forth below; (b) deducting such Portfolio's liabilities; (c) dividing the resulting amount by the number of shares outstanding of such Portfolio; and (d) rounding the per share net asset value to the nearest whole cent. As discussed below, it is the intention of the Company to maintain a net asset value per share of $1.00 for each of the Portfolios.


The debt instruments held in each of the Portfolio's portfolios are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the entire portfolio. During periods of declining interest rates, the daily yield for a Portfolio, computed as described under the caption "Dividends and Tax Matters" below, may be higher than a similar computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Portfolio results in a lower aggregate portfolio value for such Portfolio on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in such Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.


As it is difficult to evaluate the likelihood of exercise or potential benefit of a Stand-by Commitment, described under the caption "Investment Program - Stand-by Commitments," such commitments will be considered to have no value, regardless of whether any direct or indirect consideration is paid for such commitments. Where the Municipal Money Market Portfolio has paid for a Stand-by Commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The valuation of the portfolio instruments based upon their amortized cost, the calculation of each Portfolio's per share net asset value to the nearest whole cent and the concomitant maintenance of the net asset value per share of $1.00 for each of the Portfolios is permitted in accordance with applicable rules and regulations of the SEC, which require the Portfolios to adhere to certain conditions. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only instruments having remaining maturities of thirteen months or less and invests only in securities determined by the Manager to be of high quality with minimal credit risk. The Board of Directors is required to establish procedures designed to stabilize, to the extent reasonably possible, each Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of a Portfolio's portfolio holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for a Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the shares of the Portfolio. In the event the Board of Directors determines that such a deviation exists for a Portfolio, it will take such corrective action as the Board of Directors deems necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

DIVIDENDS AND TAX MATTERS

Dividends

All of the net income earned by each Portfolio is declared daily as dividends to the respective holders of record of each Portfolio. Net income for each of the Portfolios for dividend purposes (from the time of the immediately preceding determination thereof) consists of (a) interest accrued and discount earned, if any, on the assets of each Portfolio and any general income of the Company prorated to such Portfolio based on the relative net assets of such Portfolio, less (b) amortization of premium and accrued expenses for the applicable dividend period attributable directly to such Portfolio and general expenses of the Company prorated to such Portfolio based on the relative net assets of such Portfolio. The amount of discount or premium on instruments in each Portfolio's portfolio is fixed at the time of purchase of the instruments. See "Net Asset Value Determination" above. Realized gains and losses on portfolio securities held by each Portfolio will be reflected in the net asset value of such Portfolio. Each Portfolio expects to distribute any net realized short-term gains of such Portfolio at least once each year, although it may distribute them more frequently if necessary in order to maintain such Portfolio's net asset value at $1.00 per share. The Portfolios do not expect to realize net long-term capital gains.


Should any of the Portfolios incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share or net income per share of a Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of a Portfolio were reduced, or was anticipated to be reduced, below $1.00, the Board of Directors may suspend further dividend payments with respect to that Portfolio until the net asset value per share returns to $1.00. Thus, such expense or loss or depreciation might result in a shareholder receiving no dividends for the period during which he held shares of the Portfolio and/or in his receiving upon redemption a price per share lower than the price which he paid.


Dividends on a Portfolio's shares are normally payable on the first day following the date that a share purchase or exchange order is effective and on the date that a redemption order is effective. The net income of a Portfolio for dividend purposes is determined as of 12:00 noon Eastern time on each "business day" of the Company, as defined in the Prospectus and immediately prior to the determination of each Portfolio's net asset value on that day. Dividends are declared daily and reinvested in the form of additional full and fractional shares of each Portfolio at net asset value. A shareholder may elect to have the aggregate dividends declared and paid monthly to him by check.

Tax Matters

The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). For purposes of these calculations, gross income of the Municipal Money Market Portfolio includes tax-exempt income. However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.


In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.


If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).


Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.


Portfolio Distributions


Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.


Each Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares.


Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


The Municipal Money Market Portfolio intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Municipal Money Market Portfolio's taxable year at least 50% of the Portfolio's total assets consists of tax-exempt municipal obligations. Distributions from the Municipal Money Market Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Money Market Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Money Market Portfolio of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of the Municipal Money Market Portfolio is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Municipal Money Market Portfolio. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by the Municipal Money Market Portfolio will likely be subject to tax on dividends paid by the Municipal Money Market Portfolio which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.


Investment income that may be received by the Cortland General Money Market Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Cortland General Money Market Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Cortland General Money Market Portfolio's assets to be invested in various countries is not known.


Distributions by a Portfolio that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Portfolio Shares

Each Portfolio seeks to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Portfolios will do this. In such a case, a shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.


If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends and exempt-interest dividends and amounts retained by the Portfolio that are designated as undistributed capital gains.


If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of its foreign status.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

Effect of Future Legislation and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.

YIELD INFORMATION

The yield for each Portfolio can be obtained by calling your securities dealer or the Distributor at (212) 830-5280 if calling from New Jersey, Alaska or Hawaii, or by calling toll free at (800) 433-1918 if calling from elsewhere in the continental U.S. Quotations of yield on the Portfolios may also appear from time to time in the financial press and in advertisements.


The current yields quoted will be the net average annualized yield for an identified period, usually seven consecutive calendar days. Yield for a Portfolio will be computed by assuming that an account was established with a single share of such Portfolio (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include realized gains and losses or unrealized appreciation or depreciation) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of 1%. The Company may also furnish a quotation of effective yield for each Portfolio that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yield for the period, which will be computed by compounding the unannualized current yield for the period by adding 1 to the unannualized current yield, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result. Historical yields are not necessarily indicative of future yields. Rates of return will vary as interest rates and other conditions affecting money market instruments change. Yields also depend on the quality, length of maturity and type of instruments in each Portfolio's portfolio and each Portfolio's operating expenses. Quotations of yields will be accompanied by information concerning the average weighted maturity of the Portfolios. Comparison of the quoted yields of various investments is valid only if yields are calculated in the same manner and for identical limited periods. When comparing the yield for one of the Portfolios with yields quoted with respect to other investments, shareholders should consider (a) possible differences in time periods, (b) the effect of the methods used to calculate quoted yields, (c) the quality and average-weighted maturity of portfolio investments, expenses, convenience, liquidity and other important factors, and (d) the taxable or tax-exempt character of all or part of dividends received.

INVESTMENT PROGRAMS AND RESTRICTIONS

Investment Programs

Information concerning the fundamental investment objectives of the Company and each Portfolio is set forth in the Prospectus, respectively, under the captions "Investment Programs" or "Investment Program." The principal features of the investment programs and the primary risks associated with those investment programs of the Company and the Portfolios are discussed in the Prospectus under the aforementioned captions.


The following is a more detailed description of the portfolio instruments eligible for purchase by the Portfolios which augments the summary of the Company's and the Portfolios' investment programs which appears in the Prospectus, under the aforementioned captions. The Company seeks to achieve its objectives by investing in portfolios of short-term instruments rated high quality by a major rating service or determined to be of high quality by the Manager under the supervision of the Board of Directors.


Subsequent to its purchase by a Portfolio, a particular issue of Money Market Obligations or Municipal Securities, as defined in the Prospectus under the aforementioned captions may cease to be rated, or its rating may be reduced below the minimum required for purchase by the Portfolios. Neither event requires the elimination of such obligation from a Portfolio's portfolio, but the Manager will consider such an event to be relevant in its determination of whether the Portfolio should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by a nationally recognized statistical rating organization ("NRSRO") for Money Market Obligations or Municipal Securities may change as a result of changes in these rating systems, the Company will attempt to use comparable ratings as standards for its investments in Money Market Obligations and Municipal Securities in accordance with the investment policies contained herein.

The Municipal Money Market Fund may, from time to time, on a temporary or defensive basis, invest in U.S. Government Obligations, Money Market Obligations and repurchase agreements. The Municipal Money Market Fund may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from such temporary investments will be taxable as ordinary income, the Municipal Money Market Fund intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of investment companies whose dividends are tax-exempt. (See "Investment Programs and Restrictions Investment Restrictions" for limitations on the Municipal Money Market Fund's investment in repurchase agreements and shares of other investment companies.) It is a fundamental policy of the Municipal Money Market Fund that the Municipal Money Market Fund's assets will be invested so that at least 80% of the Municipal Money Market Fund's income will be exempt from federal income taxes. However, there is no limitation on the percentage of such income which may constitute an item of tax preference and which may therefore give use to an alternative minimum tax liability for individual shareholders. The Municipal Money Market Fund may hold cash reserves pending the investment of such reserves in Municipal Securities or short-term tax-exempt securities.

The investment objectives and policies of the Company are "fundamental" only where noted. Fundamental policies may only be changed by a vote of the majority of the outstanding shares of the affected Portfolios. (See "General Information About the Company - The Company and its Shares.") There can be no assurance that the Portfolios' objectives will be achieved.


The following is a more detailed description of the portfolio instruments eligible for purchase by the Company's three Portfolios which augments the summary of each Portfolio's investment program which appears in the Prospectus under the captions "Investment Programs" or "Investment Program," respectively. The Company seeks to achieve the objectives of its Portfolios by investing in money market instruments.

The U.S. Government Fund limits investments to U.S. Government Obligations consisting of marketable securities and instruments issued or guaranteed by the U.S. Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the U.S. Government, and others are not.

The Cortland General Money Market Fund's investments may include, in addition to direct U.S. Government Obligations, the following investments:

Agencies that are not backed by the full faith and credit of the U.S. Government, such as obligations of the Federal Home Loan Bank System and the Federal Farm Credit Bank.

Bank Instruments which consist mainly of certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit represent short-term interest-bearing deposits of commercial banks and against which certificates bearing fixed rates of interest are issued. Bankers' acceptances are short-term negotiable drafts endorsed by commercial banks, which arise primarily from international commercial transactions. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. The Cortland General Money Market Fund limits investments to bank instruments described in each Prospectus under the captions "Investment Programs" and "Investment Program."

Corporate Commercial Instruments which consist of short-term unsecured promissory notes issued by corporations to finance short-term credit needs. (See "Investment Program and Restrictions - Investment Ratings" in this Statement of Additional Information for information with respect to commercial paper ratings.) Among the instruments that the Cortland General Money Market Fund may purchase are variable amount master demand notes, which are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements between the issuer and the payee or its agent whereby the indebtedness on the notes may vary and the interest rate is periodically redetermined.


In addition, the Cortland General Money Market Fund may purchase loan participation certificates, which consist of interests in loans made by banks to corporations, where both the bank and the corporation meet the Company's credit standards. The Cortland General Money Market Portfolio generally purchases loan participation certificates maturing in seven days or less.

The Municipal Money Market Fund endeavors to achieve its objective by investing in the following securities. Municipal Securities in which the Municipal Money Market Fund may invest include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities, provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. (See "Dividends and Tax Matters - Tax Matters" herein).

The two major classifications of Municipal Securities are bonds and notes. Bonds may be further categorized as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Municipal Money Market Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such securities in the Municipal Money Market Fund's portfolio will vary from time to time.

For the purpose of diversification, the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and will be treated as an issue of such government or other agency. Certain Municipal Securities may be secured by the guarantee or irrevocable letter of credit of a major banking institution. In such case, the Municipal Money Market Fund reserves the right to invest up to 10% of its total assets in Municipal Securities guaranteed or secured by the credit of a single bank. Furthermore, if the primary issuer of a Municipal Security or some other non-governmental user which guarantees the payment of interest on and principal of a Municipal Security possesses credit characteristics which qualify an issue of Municipal Securities for a high quality rating from a major rating service (or a determination of high quality by the Manager and the Board of Directors of the Company) without reference to the guarantee or letter of credit of a banking institution, the banking institution will not be deemed to be an issuer for the purpose of applying the foregoing 10% limitation.

From time to time, various proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Securities have been introduced before Congress. Similar proposals may be introduced in the future, and if enacted, the availability of Municipal Securities for investment by the Municipal Money Market Fund could be adversely affected. In such event, the Board of Directors would reevaluate the investment objective and policies and submit possible changes in the structure of the Municipal Money Market Fund for the consideration of shareholders.

The Company may enter into the following  arrangements with respect to all three
Portfolios:

     1) Repurchase Agreements under which the purchaser (for example, one of the Portfolios) acquires ownership of an obligation (e.g., a debt instrument or time deposit) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This arrangement results in a fixed rate of return insulated from market fluctuations during such period. Although the underlying collateral for repurchase agreements may have maturities exceeding one year, a Portfolio will not enter into a repurchase agreement if as a result of such transaction more than 10% of a Portfolio's total assets would be invested in illiquid securities, including repurchase agreements expiring in more than seven days. A Portfolio may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Portfolio on demand and the effective interest rate is negotiated on a daily basis. In general, the Portfolios will enter into repurchase agreements only with domestic banks with total assets of at least $1.5 billion or with primary dealers in U.S. Government securities, but total assets will not be the sole determinative factor, and the Portfolios may enter into repurchase agreements with other institutions which the Board of Directors believes present minimal credit risks. Nevertheless, if the seller of a repurchase agreement fails to repurchase the debt instrument in accordance with the terms of the agreement, the Portfolio which entered into the repurchase agreement may incur a loss to the extent that the proceeds it realizes on the sale of the underlying obligation are less than the repurchase price. Repurchase agreements are considered to be loans by the Company under the 1940 Act.

     2) Reverse Repurchase Agreements involving the sale of money market instruments held by a Portfolio, with an agreement that the Portfolio will repurchase the instruments at an agreed upon price and date. A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other money market instruments during unfavorable market conditions, or in some cases as a technique to enhance income, and only in amounts up to 10% of the value of a Portfolio's total assets at the time it enters into a reverse repurchase agreement. At the time it enters into a reverse repurchase agreement, the Portfolio will place in a segregated custodial account high-quality debt securities having a dollar value equal to the repurchase price. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from portfolio investments which would otherwise have to be liquidated to meet redemptions is greater than the interest expense incurred as a result of the reverse repurchase transactions.

     3) Delayed Delivery Agreements involving commitments by a Portfolio to dealers or issuers to acquire securities or instruments at a specified future date beyond the customary same-day settlement for money market instruments. These commitments may fix the payment price and interest rate to be received on the investment. Delayed delivery agreements will not be used as a speculative or leverage technique. Rather, from time to time, the Manager can anticipate that cash for investment purposes will result from scheduled maturities of existing portfolio instruments or from net sales of shares of the Portfolio. To assure that a Portfolio will be as fully invested as possible in instruments meeting that Portfolio's investment objective, a Portfolio may enter into delayed delivery agreements, but only to the extent of anticipated funds available for investment during a period of not more than five business days. Until the settlement date, that Portfolio will set aside in a segregated account high-quality debt securities of a dollar value sufficient at all times to make payment for the delayed delivery securities. Not more than 25% of a Portfolio's total assets will be committed to delayed delivery agreements and when-issued securities, as described below. The delayed delivery securities, which will not begin to accrue interest until the settlement date, will be recorded as an asset of the Portfolio and will be subject to the risks of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Portfolio until settlement. Absent extraordinary circumstances, the Portfolio will not sell or otherwise transfer the delayed delivery securities prior to settlement. If cash is not available to the Portfolio at the time of settlement, the Portfolio may be required to dispose of portfolio securities that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed delivery agreement. The Board of
          Directors has determined that entering into delayed delivery agreements does not present a materially increased risk of loss to shareholders, but the Board of Directors may restrict the use of delayed delivery agreements if the risk of loss is determined to be material or if it affects the constant net asset value of any of the Portfolios.

When-Issued Securities

Many new issues of Money Market Obligations and Municipal Securities are offered on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Portfolio will only make commitments to purchase such Money Market Obligations and Municipal Securities with the intention of actually acquiring such securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. No additional when-issued commitments will be made if as a result more than 25% of such Portfolio's net assets would become committed to purchases of when-issued securities and delayed delivery agreements.


If one of the Portfolios purchases a when-issued security, it will direct its custodian bank to collateralize the when-issued commitment by establishing a segregated account in the same fashion as required for a Delayed Delivery Agreement. The special custody account will likewise be marked-to-market, and the amount in the special custody account will be increased if necessary to maintain adequate coverage of the when-issued commitments.


Securities purchased on a when-issued basis and the securities held in a Portfolio's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates rise). Therefore, if, in order to achieve higher interest income, a Portfolio is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of such Portfolio's assets will fluctuate to a greater degree. Furthermore, when the time comes for such Portfolio to meet its obligations under when-issued commitments, the Portfolio will do so by using then-available cash flow, by sale of the securities held in the separate account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation).

A sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued securities on the settlement date may be more or less than the purchase price.

Stand-by Commitments

The Municipal Money Market Fund may attempt to improve its portfolio liquidity by assuring same-day settlements on portfolio sales (and thus facilitate the same-day payment of redemption proceeds) through the acquisition of "Stand-by Commitments." A Stand-by Commitment is a right of the Municipal Money Market Fund, when it purchases Municipal Securities for its portfolio from a broker, dealer or other financial institution, to sell the same principal amount of such securities back to the seller, at the Municipal Money Market Fund's option, at a specified price. The Municipal Money Market Fund will acquire Stand-by Commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes, and the acquisition or exercisability of a Stand-by Commitment will not affect the valuation of its underlying portfolio securities, which will continue to be valued in accordance with the method described under "Share Purchases and Redemptions - Net Asset Value Determination." The weighted average maturity of the Municipal Money Market Fund's portfolio will not be affected by the acquisition of a Stand-by Commitment.

The Stand-by Commitments acquired by the Municipal Money Market Fund will generally have the following features: (1) they will be in writing and will be physically held by the Municipal Money Market Fund's custodian; (2) they may be exercised by the Municipal Money Market Fund at any time prior to the underlying security's maturity; (3) they will be entered into only with dealers, banks and broker-dealers who in the Manager's opinion present a minimal risk of default;
(4) the Municipal Money Market Fund's right to exercise them will be unconditional and unqualified; (5) although the Stand-by Commitments will not be transferable, Municipal Securities purchased subject to such commitments could be sold to a third party at any time, even though the commitment was outstanding; and (6) their exercise price will be (i) the Municipal Money Market Fund's acquisition cost of the Municipal Securities which are subject to the commitment (excluding any accrued interest which the Municipal Money Market Fund paid on their acquisition), less any amortized market premium or plus amortized market or original issue discount during the period the securities were owned by the Municipal Money Market Fund, plus (ii) all interest accrued on the securities since the last interest payment date. Since the Municipal Money
Market Fund values its portfolio securities on the amortized cost basis, the amount payable under a Stand-by Commitment will be substantially the same as the value of the underlying security.

The Company expects that Stand-by Commitments generally will be available without the payment of any direct or indirect compensation. However, if necessary and advisable, the Municipal Money Market Fund will pay for Stand-by Commitments, either separately in cash or by paying higher prices for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" in either manner for outstanding Stand-by Commitments held by the Municipal Money Market Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after any Stand-by Commitment is acquired. The Municipal Money Market Fund expects to refrain from exercising Stand-by Commitments to avoid imposing a loss on a dealer and jeopardizing the Company's business relationship with that dealer, except when necessary to provide liquidity. The Municipal Money Market Fund will not acquire a Stand-by Commitment unless immediately after the acquisition, with respect to 75% of the total amortized cost value of its assets, not more than 5% of such Portfolio's total amortized cost value of its assets will be invested in Stand-by Commitments with the same institution.

The acquisition of a Stand-by Commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by Commitments acquired by the Municipal Money Market Fund would be valued at zero in determining net asset value. Where the Municipal Money Market Fund paid any consideration directly or indirectly for a Stand-by Commitment, its cost would be reflected as unrealized depreciation for the period during which the Stand-by Commitment was held by such Fund.

Municipal Participation

The Municipal Money Market Fund may invest in participation agreements with respect to Municipal Securities under which the Municipal Money Market Fund acquires an undivided interest in the Municipal Security and pays a bank which sells the participation a servicing fee. The participation agreement will have a variable rate of interest and may be terminated by the Municipal Money Market Fund on seven days' notice, in which event such Fund receives from the issuer of the participation the par value of the participation plus accrued interest as of the date of termination. Before entering into purchases of participation the Company will obtain an opinion of counsel (generally, counsel to the issuer of the participation) or a letter ruling from the Internal Revenue Service to the effect that interest earned with respect to municipal participation qualifies as exempt-interest income under the Code. The Company has been advised that it is the present policy of the Internal Revenue Service not to issue private letter rulings relating to municipal participation. In the absence of an opinion of counsel or a letter ruling from the Internal Revenue Service, the Municipal Money Market Fund will refrain from investing in participation agreements.

Investment Restrictions

The most significant investment restrictions applicable to the Company's investment programs are set forth in the Prospectus under the caption "Three Investment Programs - Investment Restrictions". Additionally, as a matter of fundamental policy which may not be changed without a majority vote of shareholders (as that term is defined in the Prospectus under the caption "General Information Organization of the Trust and Description of Shares"), none of the Portfolios will:

     1) purchase any Money Market Obligation or Municipal Security, if, as a result of such purchase, more than 5% of a Portfolio's total assets would be invested in securities of issuers, which, with their predecessors, have been in business for less than three years;

     2) invest in shares of any other investment company, other than in connection with a merger, consolidation, reorganization or acquisition of assets; except that the Municipal Money Market Fund may invest up to 10% of its assets in securities of other investment companies (which also charge investment advisory fees) and then only for temporary purposes in investment companies whose dividends are tax-exempt, provided that the Municipal Money Market Fund will not invest more than 5% of its assets in securities of any one investment company nor purchase more than 3% of the outstanding voting stock of any investment company;

     3) invest more than 10% of the value of a Portfolio's total assets in illiquid securities, including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days;

     4)   invest in companies for the purpose of exercising control;

     5) underwrite any issue of securities, except to the extent that the purchase of securities, either directly from the issuer or from an underwriter for an issuer, and the later disposition of such securities in accordance with the Portfolios' investment programs, may be deemed an underwriting;

     6) purchase or sell real estate, but this shall not prevent investments in securities secured by real estate or interests therein;

     7) sell securities short or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     8) purchase or retain securities of an issuer if, to the knowledge of the Company, the directors and officers of the Company and the Manager, each of whom owns more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer;

     9) mortgage, pledge or hypothecate any assets except to secure permitted borrowings and reverse repurchase agreements and then only in an amount up to 15% of the value of any Portfolio's total assets at the time of borrowing or entering into a reverse repurchase agreement; or

     10) purchase or sell commodities or commodity futures contracts or interests in oil, gas or other mineral exploration or development program (a Portfolio may, however, purchase and sell securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

In order to permit the sale of the Portfolios' shares in certain states, the Company may make commitments more restrictive than the restrictions described above. Should the Company determine that any such commitment is no longer in the best interest of the Portfolios and their shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved. Pursuant to one such commitment, the Company has agreed that the Cortland General Money Market Fund will not invest in: (i) warrants; (ii) real estate limited partnerships; or (iii) oil, gas or mineral leases.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

PORTFOLIO TRANSACTIONS

The Manager is responsible for decisions to buy and sell securities for the Company, broker-dealer selection and negotiation of commission rates. Since purchases and sales of portfolio securities by the Company are usually principal transactions, the Portfolios incur little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Company may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.


The Company does not seek to profit from short-term trading, and will generally (but not always) hold portfolio securities to maturity. However, the Manager may seek to enhance the yield of the Portfolios by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Manager may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Manager's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. Each Portfolio is required to maintain an average weighted portfolio maturity of 90 days or less and purchase only instruments having remaining maturities of 13 months or less. Both may result in relatively high portfolio turnover, but since brokerage commissions are not normally paid on U.S. Government Obligations, Agencies, Money Market Obligations and Municipal Securities, the high rate of portfolio turnover is not expected to have a material effect on the Portfolios' net income or expenses.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed to be in the best interest of shareholders of the Company rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

The Manager and its affiliates manage several other investment accounts, some of which may have objectives similar to the Portfolios'. It is possible that at times, identical securities will be acceptable for one or more of such investment accounts. However, the position of each account in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Portfolios and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated in good faith among the Portfolios and such accounts in a manner deemed equitable by the Manager. The Manager may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. The allocation and combination of simultaneous securities purchases on behalf of the three Portfolios will be made in the same way that such purchases are allocated among or combined with those of other Reich & Tang accounts. Simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security which it seeks to purchase or sell.


Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Portfolios' purchasing securities or instruments from or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed by the Manager. The Portfolios have obtained an order of exemption from the SEC which would permit the Portfolios to engage in transactions with such a 5% holder, if the 5% holder is one of the 50 largest U.S. banks measured by deposits. Purchases from these 5% holders will be subject to quarterly review by the Board of Directors including those directors who are not "interested persons" of the Company. Additionally, such purchases and sales will be subject to the following conditions: (1) the Company will maintain and preserve a written copy of the internal control procedures for the monitoring of such transactions, together with a written record of any such transactions setting forth a description of the security purchased or sold, the identity of the purchaser or seller, the terms of the purchase or sale transaction and the information or materials upon which the determinations to purchase or sell each security were made; (2) each security to be purchased or sold by a Portfolio will be: (i) consistent with such Portfolio's investment policies and objectives; (ii) consistent with the interests of shareholders of such Portfolio; and (iii) comparable in terms of quality, yield, and maturity to similar securities purchased or sold during a comparable period of time; (3) the terms of each transaction will be reasonable and fair to shareholders of the Portfolios and will not involve overreaching on the part of any person; and (4) each commission, fee, spread or other remuneration received by a 5% holder will be reasonable and fair compared to the commission, fee, spread or other remuneration received by other brokers or dealers in connection with comparable transactions involving similar securities purchased or sold during a comparable period of time and will not exceed the limitations set forth in Section 17(e)(2) of the 1940 Act.

INVESTMENT RATINGS

The following is a description of the two highest commercial paper, bond, municipal bond and other short- and long-term categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps ("Duff"), and IBCA Inc. and IBCA Limited ("IBCA"):

Commercial Paper and Short-Term Ratings

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Bond and Long-Term Ratings

Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds Rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and are liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

Municipal Bond Ratings

S&P's Municipal Bond Ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other facts are also important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain circumstances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, federal or state guaranty, or the automatic withholding and use of state aid to pay the default debt service.

AAA

These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenants, earning tests for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the AAA category. Bonds rated "AA" have the second strongest capacity for payment of debt service.

S&P's bond letter ratings may be modified by the addition of a plus (+) or a minus (-) sign which designates a bond's relative quality within the major rating categories, except in the AAA category.

S&P Tax-Exempt Demand Bonds Ratings

S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand feature.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are used to denote the put option (e.g., "AAA/A-1+").

Moody's Municipal Bond Ratings

Aaa

Bonds which are judged to be of the highest quality are rated "Aaa." They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as "high grade" bonds. They are rated lower than the Aaa bonds because margins of protection may not be as large as the Aaa securities or the fluctuation of protective elements may be of greater amplitude, or other elements may be present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody's State and Municipal Short-Term Ratings

Moody's assigns state and municipal notes, as well as other short-term obligations, a Moody's Investment Grade ("MIG") rating. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in evaluating bond risk may be less important over the short run.

MIG 1

Notes bearing this designation are of the best quality. The notes enjoy strong "protection" by established cash flows, superior liquidity support or a demonstrated broad-based access to the market for refinancing.

MIG 2

Notes bearing this designation are of high quality. Margins of protection are ample although not as large as in the preceding group.

Moody's Tax-Exempt Demand Ratings

Moody's assigns issues which have demand features (i.e., variable rate demand obligations) a VMIG symbol. This symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity, and payment relying on external liquidity. The VMIG rating is modified by the numbers 1, 2 or 3. VMIG1 represents the best quality in the VMIG category and VMIG2 represents high quality.

International and U.S. Bank Ratings

An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                                    PART C
                              OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

(A)  Financial Statements

     Included in Prospectus Part A:

     None

     Included in Statement of Additional Information Part B:

     None

(B)  Exhibits

     (1) Articles of Incorporation of Registrant [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

     (2) By Laws of Registrant [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

     (3)  None.

     (4)  None.

     (5) Management/Investment Advisory Agreements between the Registrant and Reich & Tang Asset Management L.P. [filed as an Exhibit to Post-Effective Amendment No. 16 on August 1, 1994 and is hereby incorporated by reference].

     (6) Form of Distribution Agreements between the Registrant and Reich & Tang Distributors L.P [filed as an Exhibit to Post-Effective Amendment No. 16 on August 1, 1994 and is hereby incorporated by reference].

     (7)  None.

     (8) Custodian Agreement between Registrant and Investors Fiduciary Trust Company [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

     (9) Transfer Agency Agreement between Registrant and The Shareholder Services Group, Inc.

     (10) Opinion and Consent of Messrs. Spengler Carlson Gubar Brodsky & Frischling [filed as an Exhibit to Post-Effective Amendment No. 7 on June 29, 1989 and is hereby incorporated by reference].

*    (11) (a)  Consent of Ernst & Young LLP.

*         (b)  Consent of Messrs. Kramer, Levin, Naftalis, Nessen, Kamin &
               Frankel.

          (c) Opinion of Counsel to the effect that shares of the U.S. Government Fund are permissible investment for federal credit unions [filed as an Exhibit to Post-Effective Amendment No. 6 on July 29, 1988 and is hereby incorporated by reference].

          (d) Opinion of Counsel to the effect that the Tax-Free Money Market Fund will be considered the owner of Municipal Securities subject to Stand-by Commitments for federal income tax purposes [filed as an Exhibit to Pre-Effective Amendment No. 2 on May 31, 1985 and is hereby incorporated by reference].

     (12) None.

     (13) Letter agreement concerning initial subscription of $100,000 of shares [filed as an Exhibit to Pre-Effective Amendment No. 1 on April 22, 1985 and is hereby incorporated by reference].

     (14) (a) Pilgrim Section 403(b)(7) Tax Sheltered Retirement Plan [filed as an Exhibit to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

          (b) Pilgrim Individual Retirement Account [filed as an Exhibit to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

          (c) Form of the Pilgrim Group Retirement Plan including the Money Purchase Pension Plan and Profit Sharing Plan [filed as an Exhibit to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

     (15) (a) Form of Amended Plans of Distribution and Forms of Related Service Agreements [filed as Exhibits to Registrant's Registration Statement on Form N-14 (File No. 33-41322) on June 21, 1991 and is hereby incorporated by reference].

*         (b)  Form of Plan of Distribution (Live Oak Shares).

          (c) Form of Primary Dealer Agreement [filed as an Exhibit to Post-Effective Amendment No. 18 on July 28, 1995 and is hereby incorporated by reference].

*         (d)  Form of Primary Dealer Agreement (Live Oak Shares).

*         (e)  Form of Rule 18f-3 Multi-Class Plan.

Item 25.  Persons Controlled by or under Common Control with Registrant

     No such persons.

--------------------

*    Filed herewith.

Item 26.  Number of Holders of Securities

                                        Number of Record Holders
          Title/Class                          As of September 30, 1995

Live Oak General Money Market Shares                   None

Live Oak U.S. Government Money Market Shares           None

Live Oak Municipal Money Market Shares                 None

Item 27.  Indemnification

     Registrant incorporates herein by reference the response to Item 27 in Post Effective Amendment No. 12 to the Registration Statement filed with the Commission on August 1, 1991.

Item 28.  Business and Other Connections of Investment Advisor

     The description of Reich & Tang Asset Management L.P. under the caption "Management of the Fund" in the Prospectus and "Manager" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of the Registration Statement are incorporated herein by reference.

     New England Mutual Life Insurance Company ("The New England"), of which New England Investment Companies, Inc. ("NEIC") is an indirect wholly-owned subsidiary, owns approximately 68.1% of the outstanding partnership units of New England Investment Companies, L.P., Reich & Tang, Inc., the former general partner of New England Investment Companies, L.P. owns approximately 22.8% of the outstanding partnership units of New England Investment Company, L.P. Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P., Reich & Tang Asset Management, L.P. serves as the sole limited partner of the Distributor.

     Registrant's investment adviser, Reich & Tang Asset Management L.P., is a registered investment adviser. Reich & Tang Asset Management L.P. 's investment advisory clients include California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, North Carolina Daily Municipal Income Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc., registered investment companies whose addresses are 600 Fifth Avenue, New York, New York 10020, which invest principally in money market instruments; Reich & Tang Government Securities Trust, a registered investment company which invests solely in securities issued or guaranteed by the United States Government, whose address is 600 Fifth Avenue, New York, New York 10020; Delafield Fund Inc., Reich & Tang Equity Fund, Inc., a registered investment company whose address is 600 Fifth Avenue, New York, New York 10020, which invests principally in equity securities; Cortland Trust, Inc., a registered investment company whose address is Three University Plaza, Hackensack, New Jersey 07601 and Lebenthal Funds, Inc. (Lebenthal New York Tax Free Income Fund, Inc. and Lebenthal New York Municipal Bond Fund), a registered investment company whose address is 25 Broadway, New York, New York 10004, which invest primarily in money market instruments. In addition, New England Investment Companies L.P. is the sole general partner of Alpha Associates, August Associates, Reich & Tang Small Cap L.P. and Tucek Partners, private investment partnerships organized as limited partnerships.


     Peter S. Voss, President, Chief Executive Officer and a Director of NEIC since October 1992, Chairman of the Board of NEIC since December 1992, Group Executive Vice President, Bank of America, responsible for the global asset management private banking businesses, from April 1992 to October 1992, Executive Vice President of Security Pacific Bank, and Chief Executive Officer of Security Pacific Hoare Govett Companies, a wholly-owned subsidiary of Security Pacific Corporation, from April 1988 to April 1992, Director of The New England since March 1993, Chairman of the Board of Directors of NEIC's subsidiaries other than Loomis, Sayles & Company, L.P. ("Loomis") and Back Bay Advisors, L.P. ("Back Bay"), where he serves as a Director, and Chairman of the Board of Trustees of all of the mutual funds in the TNE Fund Group and the Zenith Funds. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIM. Lorraine C. Hysler has been Secretary of Reich & Tang Asset Management Inc. since July 1994, Assistant Secretary of NEIC since September 1993, Vice President of the Mutual Funds Group of New England Investment Companies, L.P. from September 1993 until July 1994 and Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Hysler joined Reich & Tang, Inc. in May 1977 and served as Secretary from April 1987 until September 1993. Richard E. Smith, III has been a Director of Reich & Tang Asset Management Inc. since July 1994, President and Chief Operating Officer of the Capital Management Group of New England Investment Companies, L.P. from May 1994 until July 1994, President and Chief Operating Officer of the Reich & Tang Capital Management Group since July 1994, Executive Vice President and Director of Rhode Island Hospital Trust from March 1993 to May 1994, President, Chief Executive Officer and Director of USF&G Review Management Corp. from January 1988 until September 1992. Steven W. Duff has been a Director of Reich & Tang Asset Management Inc. since October 1994, President and Chief Executive Officer of Reich & Tang Mutual Funds since August 1994, Senior Vice President of NationsBank from June 1981 until August 1994. Mr. Duff is President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc., President and Chairman of Reich & Tang Government Securities Trust, President and Trustee of Florida Daily Municipal Income Fund, Pennsylvania Daily Municipal Income Fund, President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and Senior Vice President of Lebenthal Funds, Inc. Bernadette N. Finn has been Vice President - Compliance of Reich & Tang Asset Management Inc. since July 1994, Vice President of Mutual Funds Division of New England Investment Companies, L.P. from September 1993 until July 1994, Vice President of Reich & Tang Mutual Funds since July 1994. Ms. Finn joined Reich & Tang, Inc. in September 1970 and served as Vice President from September 1982 until May 1987 and as Vice President and Assistant Secretary from May 1987 until September 1993. Ms. Finn is also Secretary of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Lebenthal Funds, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund and Tax Exempt proceeds Fund, Inc., a Vice President and Secretary of Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust and Short Term Income Fund, Inc. Richard De Sanctis has been Treasurer of Reich & Tang Asset Management Inc. since July 1994, Assistant Treasurer of NEIC since September 1993 and Treasurer of the Mutual Funds Group of New England Investment Companies, L.P. from September 1993 until July 1994, Treasurer of the Reich & Tang Mutual Funds since July 1994. Mr. De Sanctis joined Reich & Tang, Inc. in December 1990 and served as Controller of Reich & Tang, Inc., from January 1991 to September 1993. Mr. De Sanctis was Vice President and Treasurer of Cortland Financial Group, Inc., and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Tax Exempt Proceeds Fund, Inc. and Short Term Income Fund, Inc. and is Vice President and Treasurer of Cortland Trust, Inc. Edward E. Phillips, Chairman of the Board of NEIC from December 1989 until December 1991 and from August 1992 until December 1992, Chief Executive Office of NEIC from August 1992 until October 1992, Chairman of the Board of The New England from 1978 to January 1992, and Director of NYNEX Corporation and Affiliated Publications, Inc. Robert A. Shafto, a Director of NEIC since August 1992, Chairman of The New England since July 1993, and President and Chief Executive Officer of The New England since July 1933, having served in that capacity since January 1992, President and Chief Operating Officer of The New England from 1990 to 1992 and President--Insurance and Personal Financial Services of the New England from 1988 to 1990, and Director of Fleet Bank of Massachusetts, N.A. Lawrence E. Fouracker, Director of NEIC since May 1990, Director of The New England, Alcan Aluminum, Limited, Citicorp, Inc., Enserch Corporation, General Electric Company, The Gillette Company and Ionics, Inc. Thomas J. Galligan Jr., Director of NEIC since May 1990, Chairman of the Board of Directors of Boston Edison Company from 1979 until his retirement in December 1986, served as its Chief Executive Officer from 1979 to 1984 and served as a Director until May
1990,  Director  of The New  England  from 1971 to 1990.  Charles  M.  Leighton,
Director of NEIC since May 1990, has been Chairman of the Board and Chief Executive Officer of CML Group, Inc. a specialty consumer products company, since 1969, and Director of The New England and Corporate Software, Inc. Oscar
L. Tang, Director of NEIC, Chairman and Chief Executive Officer of Mid Pacific Air Corporation, and Director of South Seas Textile Manufacturing Co., Ltd. G. Neil Ryland, Executive Vice President, Treasurer and Chief Financial Officer of NEIC since July 1993, Executive Vice President and Chief Financial Officer of The Boston Company, a diversified financial services company, from March 1989 until July 1993, from September 1985 to December 1988, Mr. Ryland was employed by Kenner Parker Toys, Inc. as Senior Vice President and Chief Financial Officer. Sherry A. Umberfielld, Executive Vice President, Corporate Development of NEIC since December 1989, Vice President of The New England from December 1988 to December 1992 and a Second Vice President of The New England from 1984 to 1988, and Director of TNE Investment Services Corporation ("TNEIS"), New England Investment Marketing, Inc. ("NEIM"), Westpeak Investment Advisors, Inc. ("Westpeak") and Draycott Partners, Ltd. ("Draycott"). Edward N. Wadsworth, Executive Vice President, General Counsel, Clerk and Secretary of NEIC since December 1989, Senior Vice President and Associate General Counsel of The New England from 1984 until December 1992, and Secretary of Westpeak and Draycott and the Treasurer of NEIM.

Item 29.  Principal Underwriters

     (a) Reich & Tang Distributors L.P. is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Equity Fund, Inc., Reich & Tang Government Securities Trust, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

     (b) The following are the directors and officers of Reich & Tang Asset Management Inc., the general partner of Reich & Tang Asset Management L.P. Reich & Tang Distributors L.P. does not have any officers. The principal business address of Messrs. Voss, Ryland, and Wadsworth is 399 Boylston Street, Boston, Massachusetts 02116. All other persons' principal business address is 600 Fifth Avenue, New York, New York 10020.


                              Positions and Offices         Positions and
                              with General Partner          Offices With
     Name                          of the Distributor            Registrant

Peter S. Voss                      President, CEO, and      None
                                   Director
Steven W. Duff                     Director                 President
G. Neal Ryland                     Director                 None
Richard E. Smith III               Director                 None
Richard DeSanctis   .              Vice President
                                    and Treasurer
Richard I. Weiner                  Vice President           None
Bernadette N. Finn                 Vice President -
                                   Compliance               Secretary
Edward N. Wadsworth                Clerk                    None
Lorraine C. Hysler                 Assistant Secretary      None


     (c)  Not applicable.

Item 30.  Location of Accounts and Records

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management L.P., 600 Fifth Avenue, New York, New York 10020, the Registrant's Manager; Fundtech Services L.P., the Registrant's transfer agent and dividend disbursing agent; and at Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, the Registrant's custodian.

Item 31.  Management Services

               None.

Item 32.  Undertakings

     (1) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 1 per centum of the outstanding shares of the Registrant, regardless of the net asset value of the shares held by such requesting shareholders.

     (2) The Registrant undertakes to call a meeting of stockholders for the purpose of voting upon the question of removal of one or more of the Registrant's directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     (3) The Registrant undertakes to file a Post-Effective Amendment, using reasonably current financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement relating to Live Oak Shares, or the initial public offering thereof, whichever is later.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 13th day of October, 1995.

                                   CORTLAND TRUST, INC.


                                   By:    s/ Steven W. Duff
                                          Steven W. Duff
                                          Pressident

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated below on October 13, 1995


     SIGNATURE                          TITLE

(1)  Principal Executive Officer



   s/ Steven W. Duff
Steven W. Duff                          President

(2)  Principal Financial and
     Accounting Officer:



   s/ Richard De Sanctis
Richard De Sanctis                           Treasurer

(3)  Majority of Directors:


---------------------------------
Kenneth C. Ebbitt, Jr.                            Chairman and Director

*    Owen Daly II     (Director)
*    Albert R. Dowden(Director)
     David C. Melnicoff(Director)
*    James L. Schultz(Director)


By:          s/ Jules Buchwald
     Jules Buchwald
     Attorney-in-fact*

* An executed copy of the power of attorney was filed as an exhibit to Post-Effective Amendment No. 10 to the Registration Statement on March 4, 1991.

                              INDEX TO EXHIBITS


                                                                          Page

(11) (a)  Consent of Ernst & Young LLP

     (b)  Consent of Messrs. Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

(15) (b)  Form of Plan of Distribution (Live Oak Shares)

     (d)  Form of Primary Dealer Agreement (Live Oak Shares)

     (e)  Form of Rule 18f-3 Multi-Class Plan